EXECUTION COPY












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                               SERVICING AGREEMENT
                          Dated as of November 1, 1999


                                      among


             MORTGAGE LENDERS NETWORK HOME EQUITY LOAN TRUST 1999-2,
                                   as Issuer,


                       MORTGAGE LENDERS NETWORK USA, INC.
                                  as Servicer,


                                       and


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                              as Indenture Trustee


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                                 Mortgage Loans
             Pledged under an Indenture dated as of November 1, 1999

                                TABLE OF CONTENTS

                                                                            PAGE

Article I DEFINITIONS...........................................................

     Section 1.01 Definitions...................................................
     Section 1.02 Interest Calculations.........................................
     Section 1.03 Determination of Material Adverse Effect......................

Article II ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.......................

     Section 2.01 Servicing Generally...........................................
     Section 2.02 Collection of Certain Mortgage Loan Payments; Collection
                  Account.......................................................
     Section 2.03 Hazard Insurance Policies.....................................
     Section 2.04 Enforcement of Due-on-Sale Clauses............................
     Section 2.05 Realization upon Defaulted Mortgage Loans, Options to
                  Purchase Mortgage Loans.......................................
     Section 2.06 Indenture Trustee to Cooperate; Release of Mortgage Files.....
     Section 2.07 Servicing Compensation; Payment of Certain Expenses by the
                  Servicer; Compensating Interest...............................
     Section 2.08 Annual Statement as to Compliance.............................
     Section 2.09 Annual Independent Public Accountants' Servicing Reports......
     Section 2.10 Access to Certain Documentation and Information Regarding
                  the Mortgage Loans............................................
     Section 2.11 Maintenance of Fidelity Bond and Errors and Omissions Policy..
     Section 2.12 Notices to the Issuer, the Rating Agencies, the Indenture
                  Trustee and the Note Insurer..................................
     Section 2.13 Reports of Foreclosures and Abandonment of Mortgaged
                  Properties....................................................
     Section 2.14 Servicing for Benefit of the Note Insurer.....................
     Section 2.15 Note Redemptions..............................................
     Section 2.16 Sub-Servicers and Sub-Servicing Agreements....................

Article III SERVICER REMITTANCE REPORT; OVERSIGHT OF SERVICING..................

     Section 3.01 Servicer Remittance Report....................................
     Section 3.02 [Reserved]....................................................
     Section 3.03 [Reserved]....................................................
     Section 3.04 Duties and Responsibilities...................................
     Section 3.05 Tax Reporting.................................................

Article IV MONTHLY ADVANCES AND SERVICING ADVANCES..............................

     Section 4.01 Monthly Advances; Servicing Advances..........................

Article V THE SERVICER..........................................................

     Section 5.01 Representations and Warranties of the Servicer................
     Section 5.02 Liability of the Servicer.....................................
     Section 5.03 Merger or Consolidation of, or Assumption of the Obligations
                  of, the Servicer..............................................
     Section 5.04 Limitation on Liability of the Servicer and Others............
     Section 5.05 Servicer Not to Resign........................................

Article VI DEFAULT..............................................................

     Section 6.01 Events of Default.............................................
     Section 6.02 Indenture Trustee to Act; Appointment of Successor............
     Section 6.03 Notifications to Noteholders..................................
     Section 6.04 Payment of Indenture Trustee's Fees and Expenses..............

Article VII TERMINATION.........................................................

     Section 7.01 Termination...................................................
     Section 7.02 Appointment and Term of the Servicer..........................

Article VIII MISCELLANEOUS PROVISIONS...........................................

     Section 8.01 Amendment.....................................................
     Section 8.02 Governing Law.................................................
     Section 8.03 Notices.......................................................
     Section 8.04 Severability of Provisions....................................
     Section 8.05 Assignment....................................................
     Section 8.06 Third Party Beneficiary, Rating...............................
     Section 8.07 Counterparts..................................................
     Section 8.08 Intention of the Parties......................................
     Section 8.09 Waivers and Modifications.....................................
     Section 8.10 Further Agreements............................................
     Section 8.11 Attorney-in-Fact..............................................
     Section 8.12 Limitation of Liability.......................................

                             SCHEDULES AND EXHIBITS

Schedule I     Mortgage  Loan Schedule
Exhibit A      Form of Annual Statement as to Compliance
Exhibit B      Form  of  Request  for  Release
Exhibit C      Ancillary Servicing  Compensation
Exhibit D      Form of Liquidation Report
Exhibit E      Form of Servicer Renewal Notice

            THIS SERVICING AGREEMENT (this "Agreement"), dated as of November 1, 1999, among MORTGAGE LENDERS NETWORK HOME EQUITY LOAN TRUST 1999-2, as issuer of its Asset Backed Notes, Series 1999-2 (the "Issuer"), MORTGAGE LENDERS NETWORK USA, INC., as servicer (in such capacity, together with permitted successors hereunder, the "Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but as trustee pursuant to that certain indenture (the "Indenture"), dated as of November 1, 1999 (the "Indenture Trustee"), between the Issuer and the Indenture Trustee, recites and provides as follows:

                                   RECITALS

            WHEREAS, the Servicer is engaged in the business of servicing mortgage loans;

            WHEREAS, the Issuer desires to pledge to the Indenture Trustee certain sub-prime residential mortgage loans, identified on Schedule I hereto (the "Mortgage Loans") in connection with the issuance of the Issuer's Asset Backed Notes, Series 1999-2 Class A (the "Notes");

            WHEREAS, the Issuer desires to contract with the Servicer for the servicing responsibilities associated with the Mortgage Loans, and the Servicer desires to assume the servicing responsibilities associated with such Mortgage Loans; and

            WHEREAS, the Issuer, the Servicer and the Indenture Trustee desire to execute this Agreement to define each party's rights, duties and obligations relating to the servicing of the Mortgage Loans.

            NOW, THEREFORE, in consideration of the above premises and of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Issuer, the Servicer and the Indenture Trustee hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.01 DEFINITIONS.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this
Section 1.01. Terms capitalized and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture, even after the Indenture shall have been terminated.

            "AFFILIATE": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings corresponding to the foregoing.

            "AGGREGATE PRINCIPAL BALANCE":  As defined in the Indenture.

            "AGREEMENT": This Servicing Agreement, dated as of November 1, 1999, among the Issuer, the Servicer and the Indenture Trustee, and all amendments hereof and supplements hereto.

            "ANCILLARY   SERVICING   COMPENSATION":   Late  charges,   fees  for
insufficient funds, and other items listed on Exhibit C hereto collected by the Servicer from Mortgagors.

            "APPRAISAL": A written appraisal of a Mortgaged Property made by an appraiser holding all state certifications or licenses provided by the state in which the Mortgaged Property is located, which appraisal must be written, in form and substance, to FDIC, Fannie Mae and FHLMC standards, and must meet the appraisal standards of the Uniform Standards of Professional Appraisal Practice.

            "APPRAISED VALUE": With respect to any Mortgaged Property, the lesser of (a) the value thereof as determined by an Appraisal and (b) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the related Mortgage Loan; provided, however, that in the case of a Refinanced Mortgage Loan, the Appraised Value of the Mortgaged Property shall be equal to the value thereof as determined by an Appraisal.

            "BALLOON MORTGAGE LOAN": Any Mortgage Note having an original term to maturity that is shorter than its amortization schedule, and a final scheduled Monthly Payment that is disproportionately large in comparison to other scheduled Monthly Payments.

            "BALLOON PAYMENT": The final scheduled Monthly Payment in respect of a Balloon Mortgage Loan.

            "BUSINESS DAY": Any day other than (a) a Saturday or a Sunday or (b) a day on which the Note Insurer or banking institutions in the State of Connecticut, the State of New York, the State of Delaware, the State of Maryland or the State of Minnesota are required or authorized by law, executive order or governmental decree to be closed.

            "CERTIFICATE DISTRIBUTION ACCOUNT": As defined in the Deposit Trust Agreement.

            "CLOSING DATE":  On or about November 18, 1999.

            "CODE": The Internal Revenue Code of 1986, as amended, and as may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form and proposed regulations thereunder to the extent that, by reason of their proposed effective date, such proposed regulations would apply.

            "COLLECTION ACCOUNT": The segregated trust account or accounts, which shall at all times be an Eligible Account, established and maintained pursuant to Section 2.02(b) and entitled "[Indenture Trustee], in trust for the benefit of Holders of Mortgage Lenders Network Home Equity Loan Trust 1999-2 Asset Backed Notes, Series 1999-2 and Financial Security Assurance Inc. as Note Insurer, Collection Account". References herein to the Collection Account shall include any Sub-Servicing Account as the context requires. If an Event of Default described in Section 6.01(f) hereof occurs, the Servicer shall close the existing Collection Account and cause it to be re-established in the name of the Indenture Trustee, and transfer all finds from the old Collection Account to the new Collection Account.

            "COLLECTION PERIOD": As to any Deposit Date, the period beginning on the first day of the calendar month immediately preceding the month in which such Deposit Date occurs and ending on the last day of such calendar month.

            "COMPENSATING INTEREST": With respect to any Mortgage Loan as to which a prepayment in whole or in part was received by the Servicer from the related Mortgagor during a Collection Period, an amount equal to the lesser of
(a) the Monthly Servicing Fee for such Collection Period and (b) the difference between (1) 30 days' interest at the Mortgage Interest Rate on the Principal Balance of such Mortgage Loan (immediately prior to such prepayment) and (2) the amount of interest actually collected by the Servicer on such Mortgage Loan during the related Due Period.

            "CUMULATIVE LOSS PERCENTAGE": As of any Payment Date, the percentage equivalent of the fraction obtained by dividing (1) the principal amount of cumulative Realized Losses on the Mortgage Loans from the Cut-off Date through the end of the related Collection Period by (2) the Initial Pool Balance.

            "CUMULATIVE LOSS RATE TRIGGER": The "Cumulative Loss Rate Trigger" occurs on any date if the Cumulative Loss Percentage for the most recent Payment Date exceeds the percentage specified in the table below for the period in which such Payment Date occurs.

                     Deposit Dates                        Cumulative
      from and including         to and including       Loss Percentage
      ------------------         ----------------       ---------------

      December 1999              November 2000               1.25%
      December 2000              November 2001               2.50%
      December 2001              November 2002               3.25%
      December 2002              November 2003               4.00%
      December 2003              thereafter                  4.50%



            "CUSTODIAL AGREEMENT": The Custody Agreement dated as of November 1, 1999 among the Servicer, the Custodian and the Indenture Trustee.

            "CUSTODIAN": The Custodian under the Custodial Agreement, which shall initially be BankBoston, N.A.

            "CUT-OFF DATE":  November 1, 1999.

            "DELINQUENCY PERCENTAGE": With respect to the Mortgage Loan Pool for any Payment Date, the percentage equivalent of the fraction the numerator of which is equal to (x) the aggregate of the Principal Balances of all Mortgage Loans that were as of the end of the related Collection Period (i) 90 or more days contractually delinquent, (ii) REO Property, (iii) in foreclosure, or (iv) for which the related Mortgagor was in a bankruptcy proceeding or paying a reduced Monthly Payment as a result of a bankruptcy workout and 90 or more days contractually delinquent under the Mortgage Note, and the denominator of which is equal to (y) the Aggregate Principal Balance of the Mortgage Loan Pool as of the related Determination Date.

            "DELINQUENCY RATE TRIGGER": The Rolling Delinquency Percentage equaling or exceeding 15.00% as of the end of the related Collection Period.

            "DEPOSIT DATE": As to any Payment Date, the 18th day of the month in which Payment Date occurs or, if such 18th day is not a Business Day, the next succeeding Business Day.

            "DEPOSIT TRUST AGREEMENT": The Deposit Trust Agreement, dated as of November 1, 1999, among ACE Securities Corp., as depositor, Wilmington Trust Company, as owner trustee, Norwest Bank Minnesota, National Association, as trust paying agent, and the Servicer, pursuant to which the Issuer was formed.

            "DEPOSITOR": ACE Securities Corp., as transferor of the Mortgage Loans to the Issuer pursuant to the terms of that certain Mortgage Loan Contribution Agreement, dated as of November 1, 1999, between ACE Securities Corp. and the Issuer.

            "DETERMINATION DATE": As to any Payment Date, the close of business on the last day of the Due Period relating to such Payment Date.

            "DUE PERIOD":  As defined in the Indenture.

            "ELIGIBLE ACCOUNT": Either (A) a segregated account or accounts maintained with an institution the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the unsecured and uncollateralized debt obligations of which shall be rated "AA" or better by S&P and "Aa2" or better by Moody's and in the highest short-term rating category by each of S&P and Moody's, and that is either (1) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (2) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (3) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (4) a principal subsidiary of a bank holding company or (5) approved in writing by the Note Insurer or (B) a trust account maintained with the trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $100,000,000, acting in its fiduciary capacity, the unsecured and uncollateralized debt obligations of which shall be rated "Baa3" or better by Moody's. Any Eligible Accounts maintained with the Indenture Trustee shall conform to the preceding clause (B).

            "EVENT OF DEFAULT":  As defined in Section 6.01.

            "FDIC": The Federal Deposit Insurance Corporation and its successors in interest.

            "FEMA": The Federal Emergency Management Agency and its successors in interest.

            "FHLMC":   The  Federal  Home  Loan  Mortgage  Corporation  and  its
successors in interest.

            "FANNIE MAE": The Federal National Mortgage Association and its successors in interest.

            "INDENTURE": The indenture, dated as of November 1, 1999, between the Issuer and the Indenture Trustee pursuant to which the Mortgage Loans and certain other assets included in the Trust Estate are pledged as collateral for the Notes, and any supplements or amendments thereto.

            "INDENTURE TRUSTEE": Norwest Bank Minnesota, National Association, a national banking association, and its successors in interest or any successor trustee appointed as provided pursuant to the Indenture.

            "INDENTURE TRUSTEE FEE": The monthly fee of the Indenture Trustee, which shall be determined as set forth in the Indenture.

            "INITIAL POOL BALANCE": With respect to all Mortgage Loans, the aggregate of the Principal Balances of the Mortgage Loans determined as of the Cut-off Date (after application of all payments of principal received in respect of any such Mortgage Loan before the Cut-off Date), which aggregate amount is $144,953,790.

            "INSURANCE AGREEMENT": the Insurance Agreement, dated as of November 1, 1999 among the Note Insurer, the Issuer, the Seller, the Depositor and the Indenture Trustee.

            "INSURANCE PROCEEDS": With respect to any Deposit Date, proceeds paid by any insurer (other than the Note Insurer) and received by the Servicer during the related Collection Period pursuant to any insurance policy covering a Mortgage Loan or the related Mortgaged Property, including any deductible payable by the Servicer with respect to a blanket insurance policy pursuant to
Section 2.03 and the proceeds from any fidelity bond or errors and omission policy pursuant to Section 2.11, net of any component thereof covering any expenses incurred by or on behalf of the Servicer and specifically reimbursable under this Agreement.

            "INSURED PAYMENT":  As defined in the Indenture.

            "ISSUER": Mortgage Lenders Network Home Equity Loan Trust 1999-2, as issuer of the Notes pursuant to the Indenture.

            "LIQUIDATED MORTGAGE LOAN": As to any Deposit Date, any Mortgage Loan (1) as to which the Servicer has determined, in accordance with the servicing procedures specified herein, that all Liquidation Proceeds that it expects to recover from or on account of such Mortgage Loan have been recovered,
(2) that has been purchased by the Servicer pursuant to Section 2.05 on or prior to such Deposit Date or (3) that has been repurchased by the Seller pursuant to
Section 7 of the Mortgage Loan Sale Agreement on or prior to such Deposit Date.

            "LIQUIDATION EXPENSES": Expenses that are incurred by the Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy or from any Mortgagor. Such expenses with respect to any Liquidated Mortgage Loan shall include, without limitation, legal fees and expenses, real estate brokerage commissions, any unreimbursed amount expended by the Servicer pursuant to Section 2.05 respecting the related Mortgage Loan, and any other related and previously unreimbursed Servicing Advances and Monthly Advances.

            "LIQUIDATION PROCEEDS": Cash (other than Insurance Proceeds) received in connection with the liquidation of any Mortgaged Property, whether through trustee's sale, foreclosure sale, condemnation, taking by eminent domain or otherwise received in respect of any Mortgage Loan foreclosed upon as described in Section 2.05 (including, without limitation, proceeds from the rental of the related Mortgaged Property and payments received under the PMI Policy).

            "LIQUIDATION REPORT": A liquidation report in the form of Exhibit D attached hereto.

            "LOAN-TO-VALUE RATIO": With respect to any Mortgage Loan as of its date of origination, the ratio as of its date of origination borne by the outstanding principal amount of the Mortgage Loan to the Appraised Value or sales price of the related Mortgaged Property.

            "MONTHLY ADVANCE":  As defined in Section 4.01(a).

            "MONTHLY PAYMENT": With respect to any Mortgage Note, the amount of each monthly payment payable by the Mortgagor under such Mortgage Note in accordance with its terms, including one month's accrued interest on the related Principal Balance at the applicable Mortgage Interest Rate, but net of any portion of such monthly payment that represents late payment charges, prepayment or extension fees or collections allocable to payments to be made by Mortgagors for payment of insurance premiums or similar items.

            "MONTHLY SERVICING FEE": With respect to any Payment Date, 1/12 of the product of the Servicing Fee Rate and the Aggregate Principal Balance of the Mortgage Loans as of the first day of the related Due Period (or, in the case of the first Collection Period, the Initial Pool Balance).

            "MOODY'S": Moody's Investors Service, Inc. and its successors in interest.

            "MORTGAGE": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple in real property securing a Mortgage Loan.

            "MORTGAGE FILE":  As defined in the Mortgage Loan Sale Agreement.

            "MORTGAGE INTEREST RATE":  As defined in the Indenture.

            "MORTGAGE LOAN": Each of the mortgage loans pledged to the Indenture Trustee pursuant to the Indenture that from time to time comprise part of the Trust Estate, all of which originally so held being identified in the Mortgage Loan Schedule attached hereto as Schedule 1.

            "MORTGAGE LOAN DOCUMENTS": As defined in the Mortgage Loan Sale Agreement and the Indenture.

            "MORTGAGE LOAN SALE AGREEMENT": That certain agreement, dated as of November 1, 1999, between Mortgage Lenders Network USA, Inc., as seller, and the Depositor, as purchaser, pursuant to which the Depositor acquired the Mortgage Loans.

            "MORTGAGE LOAN SCHEDULE": As of any date, the schedule of Mortgage Loans then subject to this Agreement. The initial schedule of Mortgage Loans as of the Cut-off Dates therefor is attached hereto as Schedule 1. The Mortgage Loan Schedule shall be amended from time to time by the Servicer to reflect the addition of Mortgage Loans to, and the removal of Mortgage Loans from, the Trust Estate pursuant to the Indenture. The Mortgage Loan Schedule shall identify each Mortgage Loan by the Servicer's loan number and address (including the state) of the related Mortgaged Property and shall set forth as to each Mortgage Loan the initial Loan-to-Value Ratio or Combined Loan-to-Value Ratio, the Cut-off Date, the current Monthly Payment amount and the stated maturity date of the related Mortgage Note. The Mortgage Loan Schedule shall be delivered to the Indenture Trustee in both physical and computer-readable form.

            "MORTGAGE NOTE": The note or other instrument evidencing the indebtedness of a Mortgagor under the related Mortgage Loan.

            "MORTGAGED PROPERTY": The underlying property securing a Mortgage Loan.

            "MORTGAGOR":  The obligor under a Mortgage Note.

            "NET LIQUIDATION PROCEEDS": As to any Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses. For all purposes of this Agreement, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan through the end of the Collection Period in which the related liquidation occurred, and then to the Principal Balance thereof.

            "NET WORTH": For any fiscal quarter, the sum of the Servicer's assets reflected on a balance sheet for such fiscal quarter prepared in accordance with GAAP consistently applied minus the sum of the Servicer's liabilities required to be shown as such on a balance sheet for such fiscal quarter prepared in accordance with GAAP consistently applied.

            "NONRECOVERABLE ADVANCE": Any Servicing Advance or Monthly Advance that, in the Servicer's reasonable judgment, would not be ultimately recoverable by the Servicer from late collections, Insurance Proceeds or Liquidation Proceeds on the related Mortgage Loan or otherwise, as evidenced by an Officer's Certificate delivered to the Note Insurer and the Indenture Trustee no later than the Business Day following the Servicer's determination thereof.

            "NOTE ACCOUNT": With respect to the Notes, the segregated trust account, which shall be an Eligible Account, established and maintained pursuant to Section 8.02 of the Indenture entitled "Norwest Bank Minnesota, National Association, as Indenture Trustee for Mortgage Lenders Network Home Equity Loan Trust 1999-2 Home Equity Loan Backed Notes, Series 1999-2, Class A Note Account" on behalf of the Noteholders and the Note Insurer.

            "NOTE BALANCE":  As defined in the Indenture.

            "NOTEHOLDER" OR "HOLDER": The Person in whose name a Note is registered in the Note Register, except that, solely for the purpose of taking any action under Article Six or giving any consent pursuant to this Agreement, any Note registered in the name of the Issuer or the Servicer or any Person actually known to a Responsible Officer of the Indenture Trustee to be an Affiliate of the Issuer or the Servicer shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether Holders of the requisite Voting Interests necessary to take any such action or effect any such consent have acted or consented unless the Issuer, the Servicer or any such Person is an owner of record of all of the Notes.

            "NOTE INSURANCE POLICY": The Financial Guaranty Insurance Policy No. 50881-N dated November 18, 1999, including any endorsements thereto, issued by the Note Insurer for the benefit of the Noteholders, pursuant to which the Note Insurer guarantees payment of Insured Payments.

            "NOTE INSURER": Financial Security Assurance Inc., a stock insurance company organized and created under the laws of the State of New York, and any successors thereto.

            "NOTE INSURER DEFAULT": The existence and continuance of any of the following:

            (a) the Note Insurer fails to make a payment required under the Note Insurance Policy in accordance with its terms;

            (b) the Note Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

            (c) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Note Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Note Insurer (or the taking of possession of all or any material portion of the property of the Note Insurer).

            Notwithstanding anything to the contrary contained herein, upon the existence and continuance of a Note Insurer Default, the consent by the Note Insurer shall not be required for any action or inaction hereunder and the Note Insurer shall not have any rights with respect thereto except that in the case of an amendment to this Agreement, the Note Insurer shall be entitled to an Opinion of Counsel to the effect that such amendment does not materially and adversely impair the Note Insurer's interests if an amendment is requested while a Note Insurer Default is continuing.

            "NOTE INSURER PARTIES": The Note Insurer or its respective agents, representatives, directors, officers or employees.

            "NOTE REGISTER": The register maintained pursuant to Section 2.06 of the Indenture.

            "NOTES": The Mortgage Lenders Network Home Equity Loan Trust 1999-2 Asset Backed Notes, Series 1999-2, Class A, issued pursuant to the Indenture.

            "OFFICER'S CERTIFICATE": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, Chief Operating Officer or a Vice President of the Servicer or, in the case of the Issuer, an authorized signatory of the Owner Trustee, as the case may be, and delivered to the Indenture Trustee, Note Insurer or each Rating Agency, as the case may be.

            "OPINION OF COUNSEL": A written opinion of counsel in form and substance reasonably acceptable to the Indenture Trustee and, in the case of opinions delivered to Note Insurer, in form and substance reasonably acceptable to it. Any expense related to obtaining an Opinion of Counsel for an action requested by a party shall be borne by the party required to obtain such opinion or seeking to effect the action that requires the delivery of such Opinion of Counsel.

            "ORIGINAL PRINCIPAL AMOUNT": With respect to any Mortgage Loan, the original principal amount due under the related Mortgage Note as of its date of origination.

            "PAYMENT AHEAD": Any payment remitted by a Mortgagor with respect to a Mortgage Note during a Due Period in excess of the Monthly Payment due during such Due Period with respect to such Mortgage Note, which excess sums the related Mortgagor has instructed the Servicer to apply to Monthly Payments due in one or more subsequent Due Periods. A Monthly Payment that was a Payment Ahead shall, for purposes of computing certain amounts under this Agreement, be deemed to have been received by the Servicer on the date in the related Due Period on which such Monthly Payment would have been due if such Monthly Payment had not been paid as part of a Payment Ahead.

            "PAYMENT DATE": The date of payment on the Notes pursuant to the Indenture, which date is the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following such 25th day, beginning December 27, 1999.

            "PERCENTAGE INTEREST":  As defined in the Indenture.

            "PERMITTED INVESTMENTS": One or more of the following obligations, instruments and securities:

            (a) direct obligations of, and obligations fully guaranteed by, the United States of America, FHLMC, Fannie Mae, the Federal Home Loan Banks or any agency or instrumentality of the United States of America rated "Aa3" or higher by Moody's, the obligations of which are backed by the full faith and credit of the United States of America;

            (b) demand and time deposits in, certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Indenture Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term unsecured debt rating in one of the two highest available rating categories of S&P and Moody's and provided that each such investment has an original maturity of no more than 365 days, and (ii) any other demand or time deposit or deposit which is fully insured by the Federal Deposit Insurance Corporation;

            (c) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (a) above and entered into with a depository institution or trust company (acting as a principal) rated "A" or higher by S&P and rated "A2" or higher by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (a) above and must (i) be valued daily at current market price plus accrued interest, (ii) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Indenture Trustee in exchange for such collateral and
      (iii) be delivered to the Indenture Trustee or, if the Indenture Trustee is supplying the collateral, an agent for the Indenture Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certified securities;

            (d) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a long-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

            (e) commercial paper having an original maturity of less than 365 days and issued by an institution having a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

            (f) a guaranteed investment contract approved by each of the Rating Agencies and the Note Insurer and issued by an insurance company or other corporation having a long-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

            (g) money market funds having ratings in one of the two highest available rating categories of S&P and in the highest available rating category by Moody's at the time of such investment which invest only in other Permitted Investments (any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Permitted Investments set forth herein), including money market funds of the Indenture Trustee and any such funds that are managed by the Indenture Trustee or its affiliates or for which the Indenture Trustee or any affiliate acts as advisor as long as such money market funds satisfy the criteria of this subparagraph (g); and

            (h) any investment approved in writing by the Note Insurer; provided that each Rating Agency must have issued written evidence that any such investment will not result in a downgrading or withdrawal of the rating by each Rating Agency on the Notes.

            "PERSON": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

            "PMI POLICY": As defined in the Indenture.

            "PREPAYMENT CHARGE": With respect to any Prepayment Period, any prepayment premium, penalty or charge payable by a Mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the terms of the related Mortgage Note.

            "PREPAYMENT CHARGE SCHEDULE": As of any date, the list of Prepayment
Charges on the Mortgage Loans included in the Trust Estate on such date, attached hereto as Exhibit D (including the Prepayment Charge Summary attached thereto). The Prepayment Charge Schedule shall set forth the following information with respect to each Prepayment Charge:

            (i)  the Mortgage Loan identifying number;

            (ii) a code indicating the type of Prepayment Charge;

            (iii)the state of origination of the related Mortgage Loan;

            (iv) the date on which  the  first  monthly  payment  was due on the related Mortgage Loan;

            (v)  the term of the related Mortgage Loan; and

            (vi) the  principal  balance of the related  Mortgage Loan as of the
                 Cut-off Date.

            "PRINCIPAL BALANCE": As to any Mortgage Loan and any Determination Date, the actual outstanding principal amount thereof as of the close of business on the Determination Date in the preceding month (or, in the case of the first Determination Date, as of the Cut-off Date) less (1) all scheduled payments of principal received or advanced in respect of such Mortgage Loan and due during the related Due Period, (2) all other amounts collected, received or otherwise recovered in respect of principal on the Mortgage Loans (including Principal Prepayments, but not including Payments Ahead that are not allocable to principal for the related Due Period) during or in respect of the related Collection Period, (3) Net Liquidation Proceeds and Trust Insurance Proceeds allocable to principal recovered or collected in respect of such Mortgage Loan during the related Collection Period, (4) the portion of the Purchase Price allocable to principal to be remitted to the Indenture Trustee on or prior to the next succeeding Deposit Date in connection with a release and removal of such Mortgage Loan pursuant to the Indenture, to the extent such amount is actually remitted on or prior to such Deposit Date, and (5) the amount to be remitted by the Seller to the Indenture Trustee on the next succeeding Deposit Date in connection with a substitution of a Qualified Replacement Mortgage Loan for such Mortgage Loan pursuant to the Indenture, to the extent such amount is actually remitted on or prior to such Deposit Date; provided, however, that a Mortgage Loan that has become a Liquidated Mortgage Loan since the preceding Determination Date (or, in the case of the first Determination Date, since the Cut-off Date) will be deemed to have a Principal Balance of zero on the current Determination Date.

            "PRINCIPAL PREPAYMENT": As to any Mortgage Loan and Collection Period, any payment by a Mortgagor or other recovery in respect of principal on a Mortgage Loan (including Net Liquidation Proceeds) that, in the case of a payment by a Mortgagor, is received in advance of its scheduled due date and is not a Payment Ahead.

            "PURCHASE PRICE":  As defined in the Indenture.

            "RATING AGENCIES": S&P and Moody's (each, a "Rating Agency"). If any such agency or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical credit rating agency, or other comparable Person, designated by the Servicer, notice of which designation shall be given to the Indenture Trustee and the Note Insurer.

            "REALIZED LOSS": With respect to any Liquidated Mortgage Loan, the amount, if any, by which the Principal Balance of such Mortgage Loan and accrued and unpaid interest thereon (determined as of the Determination Date immediately prior to such Mortgage Loan becoming a Liquidated Mortgage Loan) exceeds the Net Liquidation Proceeds or Purchase Price, if any, in respect of such Mortgage Loan, which amount shall in no event exceed the Principal Balance of such Mortgage Loan (determined as of the Determination Date immediately prior to such Mortgage Loan becoming a Liquidated Mortgage Loan).

            "REFINANCED MORTGAGE LOAN": A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            "REMITTABLE FUNDS": With respect to the Mortgage Loans and any Deposit Date, the amount equal to the aggregate of the following amounts:

            (a) all payments in respect of or allocable to interest received (or deemed to have been received in the case of Payments Ahead) with respect to the Mortgage Loans due during the related Due Period and all other interest payments on or in respect of the Mortgage Loans received by or on behalf of the Servicer during the related Collection Period, net of --- amounts representing interest accrued on such Mortgage Loans in respect of any period prior to the Cut-off Date, plus any Compensating Interest payments made by the Servicer and any net income from related REO Properties collected during the related Collection Period;

            (b) all scheduled payments of principal received (or deemed to have received, in the case of Payments Ahead) with respect to the Mortgage Loans due during the related Due Period, and all other principal payments (including Principal Prepayments) received or deemed to have been received during the related Collection Period;

            (c) all Trust Insurance Proceeds and Net Liquidation Proceeds received during the related Collection Period; and

            (d) the amount of Monthly Advances made by the Servicer in respect of such Deposit Date pursuant to Section 4.01 (a), but net of the following amounts:

                  (1) the  Monthly  Servicing  Fee and  any  other  compensation payable to the Servicer pursuant to Section 2.07 for the related Collection Period (except to the extent used to pay Compensating Interest) to the extent not previously paid to or retained by the Servicer;

                  (2) the aggregate amount of Monthly Advances, if not theretofore recovered from the Mortgagor on whose behalf such Monthly Advance was made, from subsequent collections on the related Mortgage Loan (other than those included in the related Liquidation Expenses or netted out by the Servicer from related Insurance Proceeds);

                  (3) the aggregate amount of Servicing Advances, if not theretofore recovered from the Mortgagor on whose behalf such Servicing Advance was made, from subsequent collections on the related Mortgage Loan (other than those included in the related Liquidation Expenses or netted out by the Servicer from related Insurance Proceeds);

                  (4) the aggregate amount of Nonrecoverable Advances not previously reimbursed to the Servicer;

                  (5) any amount deposited into the Collection  Account that may not be withdrawn therefrom pursuant to a final and nonappealable order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code and that would otherwise have been included in Remittable Funds on such Deposit Date; and

                  (6) excess Net Liquidation Proceeds as described in the second paragraph of Section 2.05.

            "REO PROPERTY":  As defined in Section 4.01(a).

            "RESPONSIBLE OFFICER": When used with respect to the Indenture Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            "ROLLING DELINQUENCY PERCENTAGE": As of any Payment Date, the average of the Delinquency Percentages as of the last day of each of the three (or one and two in the case of the first two Payment Dates, as applicable) most recently ended Collection Periods.

            "ROLLING LOSS PERCENTAGE": As of any Payment Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred during the preceding 12 Collection Periods, and the denominator of which is the aggregate Principal Balance of the Mortgage Loans as of the first day of the 12th preceding Collection Period.

            "ROLLING LOSS RATE TRIGGER": The Rolling Loss Percentage equaling or exceeding 1.75% as of any Deposit Date.

            "SELLER": Mortgage Lenders Network USA, Inc., as seller of the Mortgage Loans pursuant to the Mortgage Loan Sale Agreement.

            "SERVICER": Mortgage Lenders Network USA, Inc. or any successor servicer appointed as provided pursuant to this Agreement.

            "SERVICER MORTGAGE FILE": As to each Mortgage Loan, a file maintained by the Servicer that contains (1) an original hazard insurance policy (and flood insurance policy, if required pursuant to Section 2.03 hereof) relating to the underlying Mortgaged Property or a certificate of insurance issued by the insurer or its agent indicating that a hazard insurance policy (and flood insurance policy, if required pursuant to Section 2.03 hereof) is in effect with respect to such Mortgaged Property, (2) the originals of all RESPA and Regulation Z disclosure statements executed by the related Mortgagors, (3) the appraisal report made in connection with the origination of the Mortgage Loan (4) the settlement statement for the purchase and/or refinancing of the underlying Mortgaged Property by the related Mortgagor under the related Mortgage Note and Mortgage, (5) the originals of any tax service contracts, (6) documentation relating to any approvals by the Servicer of any modifications of the original related Mortgage Loan Documents and any releases of collateral supporting the related Mortgage Loan, together with copies of the documentation effecting any such modifications or releases, (7) collection notices or form notices sent to the related Mortgagor, (8) foreclosure correspondence and legal notifications, if applicable, (9) water and irrigation company stock certificates, if applicable, and (10) all other documents relating to such Mortgage Loan which would customarily be maintained in a mortgage loan file by the Servicer in order to service the mortgage loan properly, as well as any other documents relating to such Mortgage Loan (other than Mortgage Loan documents) that come into the Servicer's possession.

            "SERVICER REMITTANCE REPORT": The monthly report prepared by the Servicer and delivered to the parties specified in Section 3.01.

            "SERVICER RENEWAL NOTICE": Has the meaning set forth in Section 7.02(b) hereof.

            "SERVICING ADVANCES":  All reasonable and customary  "out-of-pocket"
costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (1) the preservation, restoration and protection of the Mortgaged Properties, including, without limitation, advances in respect of real estate taxes and assessments and insurance premiums on fire, hazard and, if applicable, flood insurance policies, to the extent not paid by the related Mortgagors, (2) any enforcement or judicial proceedings with respect to the Mortgage Loans or Mortgaged Properties, including foreclosures, (3) the management and liquidation of any REO Property,
(4) compliance with the Servicer's obligations under Section 2.03 (other than its obligation to deposit in the Collection Account amounts representing the deductible in respect of any blanket hazard insurance policy) and (5) satisfaction of senior liens.

            "SERVICING FEE RATE":  0.50% per annum.

            "SERVICING OFFICER": Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers annexed to an Officer's Certificate furnished to the Indenture Trustee by the Servicer, as such list may from time to time be amended.

            "S&P": Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., and its successors in interest.

            "SUB-SERVICER": Any Person, including an Affiliate of the Servicer, with whom the Servicer or, in the event that the Indenture Trustee has assumed the role of Servicer in accordance with Section 6.02 hereof, the Indenture
Trustee has entered into a Sub-Servicing Agreement and who satisfies the requirements set forth in Section 2.16 hereof in respect of the qualification of a Sub-Servicer.

            "SUB-SERVICING ACCOUNT": Any segregated trust account, which shall at all times be an Eligible Account, established and maintained as though it were a Collection Account pursuant to Section 2.02(b) and entitled "[Indenture Trustee], in trust for the benefit of Holders of Mortgage Lenders Network Home Equity Loan Trust 1999-2 Asset Backed Notes, Series 1999-2, Class A and Financial Security Assurance Inc., as Note Insurer, Collection Account". References herein to the Collection Account shall include any Sub-Servicing Account as the context requires.

            "SUB-SERVICING AGREEMENT": A written contract between the Servicer or, in the event that the Indenture Trustee has assumed the role of Servicer in accordance with Section 6.02 hereof, the Indenture Trustee and any Sub-Servicer relating to the servicing and/or administration of certain Mortgage Loans.

            "TRANSITION EXPENSES": Has the meaning set forth in Section 6.01 hereof.

            "TRUST CERTIFICATES": The certificates of beneficial ownership of the Issuer.

            "TRUST ESTATE":  As defined in the Indenture.

            "TRUST INSURANCE PROCEEDS": Insurance Proceeds that are not applied to the restoration or repair of the related Mortgaged Property or released to the related Mortgagor in accordance with the Servicer's normal servicing procedures, applicable law or the terms of the related Mortgage Loan.

            "TRUST PAYING AGENT":  As defined in the Deposit Trust Agreement.

            "UNDERWRITERS": First Union Securities, Inc. and Deutsche Bank Securities Inc.

            "UNDERWRITING AGREEMENT": The underwriting agreement and the terms agreement, each dated as of November 10, 1999 among ACE Securities Corp. and Deutsche Bank Securities Inc., as the representative of the Underwriters.

            "VICE PRESIDENT": Any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

            "VOTING  INTEREST":  With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Notes evidencing specified Voting Interests in the Trust Estate, the Noteholders will collectively be entitled to 100% of the aggregate Voting Interests represented by all Notes. Voting Interests allocated to the Notes shall be allocated in proportion to the Note Balance. With respect to any provision hereof providing for action, consent or approval of the Notes, each Holder of the Notes will have a Voting Interest in the Notes equal to such Holder's Percentage Interest in the Notes.

SECTION 1.02 INTEREST CALCULATIONS.

            All calculations of interest at the Mortgage Loan Rate that are made in respect of the Principal Balance of a Mortgage Loan, shall be made on a daily basis using a 360-day year of twelve 30-day months.

SECTION 1.03 DETERMINATION OF MATERIAL ADVERSE EFFECT.

            Whenever a  determination  is to be made under this  agreement as to whether a given action, course of conduct, event or set of facts or circumstances could or would have a material adverse effect on the Trust Estate, the Note Insurer or any Noteholder (or any similar or analogous determination), such determination shall be made without giving effect to the insurance provided by the Note Insurance Policy.

                                   ARTICLE II
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

SECTION 2.01 SERVICING GENERALLY.

            (a) General Duties; Licensing. The Servicer, as servicer, shall administer the Mortgage Loans with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable mortgage loans that it services for itself or others. The Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer, to the extent not in conflict with the provisions of this Agreement. Notwithstanding the appointment of any sub-servicer, the Servicer shall remain liable for the performance of all of the servicing obligations and responsibilities under this Agreement. The Servicer shall maintain all licenses and qualifications necessary under the laws of any jurisdiction where Mortgaged Properties are located for it to perform the servicing obligations hereunder legally. The Servicer shall cooperate with the Issuer and the Indenture Trustee and furnish to the Issuer and the Indenture Trustee such information in its possession as may be necessary or otherwise reasonably requested to enable the Issuer and the Indenture Trustee to perform their respective duties under the Indenture. The Issuer and the Indenture Trustee shall cooperate with the Servicer in furnishing the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder; provided, however, that the Indenture Trustee shall have no duty to prepare any such power of attorney.

            (b) Interest Rate and Monthly Payment Adjustments. The Servicer shall enforce each Mortgage Loan and shall timely calculate, record, report and apply all Mortgage Interest Rate adjustments in accordance with the related Mortgage Note. The Servicer's records shall, at all times, reflect the then-current Mortgage Interest Rate and Monthly Payment and the Servicer shall timely notify the Mortgagor of any changes to the Mortgage Interest Rate and the Monthly Payment.

            (c) Servicer Authority. Without limiting the generality of the foregoing, the Servicer (1) shall continue, and is hereby authorized and empowered by the Issuer and the Indenture Trustee, to execute and deliver, on behalf of itself, the Issuer, the Noteholders, the Note Insurer and the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the related Mortgaged Properties and (2) subject to Section 2.05, to institute foreclosure proceedings or obtain deeds in lieu of foreclosure so as to convert ownership of Mortgaged Properties into the name of the Indenture Trustee pursuant to Section 2.05 of this Agreement. The Servicer may sue to enforce or collect on any of the Mortgage Loans or any insurance policy covering a Mortgage Loan, in its own name if possible, or on behalf of the Issuer or the Indenture Trustee. If the Servicer commences a legal proceeding to enforce a Mortgage Loan or any such insurance policy, the Issuer and the Indenture Trustee shall thereupon be deemed to have automatically assigned the Mortgage Loan or the rights under such insurance policy to the Servicer for purposes of collection only. If, however, in any suit or legal proceeding for enforcement, it is held that the Servicer may not enforce or collect on a Mortgage Loan or any insurance policy covering a Mortgage Loan on the ground that it is not a real party in interest or a holder entitled to enforce such Mortgage Loan or such insurance policy, as the case may be, then the Issuer and the Indenture Trustee shall, upon the written request of a Servicing Officer, execute and return to the Servicer such powers of attorney and other documents as are necessary or appropriate to enable the Servicer to enforce such Mortgage Loan or insurance policy, as the case may be, and which are prepared by the Servicer and submitted to the Issuer or the Indenture Trustee for execution.

            The Servicer, on behalf of the Issuer, the Noteholders and the Note Insurer, shall prepare, execute, deliver and take all actions reasonably necessary to protect the Trust Estate pursuant to Section 3.05 of the Indenture and shall, on behalf of the Issuer, execute and deliver and take any additional actions as shall be deemed necessary to effect the administrative obligations of the Issuer under the Indenture.

            (d) Independent Contractor Relationship. The relationship of the Servicer to the Issuer and the Indenture Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

SECTION 2.02 COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS; COLLECTION ACCOUNT.

            (a) Collection Procedures. The Servicer shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows from time to time with respect to mortgage loans in its servicing portfolio that are comparable to the Mortgage Loans. The Servicer shall not materially amend or modify these procedures, policies and practices with respect to the Mortgage Loans (other than as required by applicable laws and regulations) without the prior consent of the Note Insurer, and a copy of any such amendment or modification shall be furnished to the Indenture Trustee and the Note Insurer. Consistent with the foregoing, the Servicer may in its discretion (1) waive any late payment charges, charges for checks returned for insufficient funds, prepayment fees, if any, or other fees that may be collected in the ordinary course of servicing the Mortgage Loans, (2) if a Mortgagor is in default or appears about to be in default because of a Mortgagor's financial condition, arrange with the Mortgagor a schedule for the payment of delinquent payments due on the related Mortgage Loan or (3) modify payments of monthly principal and interest on any Mortgage Loan becoming subject to the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), in accordance with the Servicer's general policies for comparable mortgage loans subject to the Relief Act; provided, however, that the Servicer shall not, without the prior written consent of the Note Insurer, permit any waiver, modification or variance of a Mortgage Loan which would (1) change the Mortgage Interest Rate, (2) forgive the payment of any principal or interest, (3) impair the priority of the lien represented by the related Mortgage, (4) the Servicer will not, without the Note Insurer's consent, (A) extend any Mortgage Loan more than once in a calendar year or (B) grant more than three extensions with respect to any Mortgage Loan or (5) extend the final maturity date of the Mortgage Loan beyond December 25, 2030, in any case except to the extent required under the Relief Act unless (i) in its judgment, a material default on the Mortgage Loan has occurred or a payment default is reasonably foreseeable and (ii) in its judgment, such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan on a present value basis than would liquidation; and provided further, that the Servicer shall not waive any Prepayment Charge provision included in a Mortgage Note unless the Servicer determines, in its best reasonable judgment, that the related Mortgagor will be in imminent default of all future payments of principal and interest under the terms of the related Mortgage Note. The Servicer will not consent to the placement of a deed of trust or mortgage, as applicable, on any Mortgaged Property that has a priority equal to or higher than the lien securing the related Mortgage Loan unless such Mortgage Loan is prepaid in full. No partial release of a Mortgage Loan shall be made if it would cause the Loan-to-Value Ratio or the Combined Loan-to-Value Ratio of the Mortgage Loan (taking into account the partial release) to be higher than the Loan-to-Value Ratio or the Combined Loan-to-Value Ratio of the Mortgage Loan at origination.

            (b) Collection Account. The Servicer shall establish and maintain, or cause to be established and maintained, one or more Eligible Accounts that in the aggregate are the Collection Account. At the Servicer's option, amounts held in the Collection Account shall be invested by the depository institution or trust company then maintaining the account at the written direction of the Servicer in Permitted Investments that mature not later than the Deposit Date next succeeding the date of investment. The Servicer shall not retain any cash or investment in the Collection Account for a period in excess of 12 months and cash therein shall be considered transferred on a first-in, first-out basis to the Indenture Trustee for inclusion in the Note Account, as described in Section 2.02(d). All net income and gain realized from any such investment shall be for the benefit of the Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. Any losses realized in connection with any such investment shall be for the account of the Servicer and the Servicer shall deposit or cause to be deposited the amount of such loss (to the extent not offset by income from other investments) in the Collection Account immediately upon the realization of such loss and shall have no right to reimbursement therefor. Any benefit resulting from deposits, maintenance or investment of funds in the Collection Account shall be for the Servicer's benefit.

            (c) Deposits to Collection Account. Subject to the last paragraph of this Section 2.02(c), the Servicer shall deposit in the Collection Account each of the following payments on and collections in respect of the Mortgage Loans as soon as practicable, but in no event later than the close of business on the second Business Day after its receipt thereof:

            (i) all payments in respect of or allocable to interest on the Mortgage Loans (including any net income from REO Properties), net of the Monthly Servicing Fees attributable to such payments;

            (ii) all collections of principal on or with respect to the Mortgage Loans;

            (iii) all Payments Ahead;

            (iv)  all Net Liquidation Proceeds; and

            (v) all Trust Insurance Proceeds (including, for this purpose, any amounts required to be credited by the Servicer pursuant to the last sentence of Section 2.03)

in any case net of its Monthly Servicing Fees, Ancillary Servicing Compensation, and reimbursable outstanding Servicing Advances and Monthly Advances, to the extent the Servicer's automated system deducts such amounts from collected funds prior to deposit of such collected funds into the Collection Account.

            The Servicer shall replace all amounts previously withdrawn from the Collection Account and applied by the Servicer towards the payment of Monthly Advances pursuant to Section 4.01 (a) or towards the payment of a Servicing Advance pursuant to Section 4.01 (b) by depositing into the Collection Account on or prior to the Deposit Date immediately following such withdrawal an amount equal to the total of all such amounts so applied since the immediately preceding Deposit Date.

            The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Collection Account amounts representing fees, late payment charges, charges for checks returned for insufficient funds, prepayment fees, if any, or extension or other administrative charges paid by Mortgagors or amounts received by the Servicer for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items. The amounts deposited in the Collection Account are subject to withdrawal by the Servicer, from time to time,
(1) to make transfers to the Indenture Trustee for deposit into the Note Account pursuant to Section 2.02(d), (2) to pay itself the Monthly Servicing Fee, to the extent not already paid to or retained by the Servicer, pursuant to Section 2.07, Ancillary Servicing Compensation, and investment income on Permitted Investments, (3) to make Servicing Advances or to reimburse itself for Servicing Advances, as applicable, in either case in accordance with Section 4.01(b), (4) to make Monthly Advances in accordance with Section 4.01 (a) or to reimburse itself for payments of Monthly Advances as described in Section 4.01 (a), and
(5) to clear and terminate the Collection Account. In addition, if the Servicer deposits in the Collection Account any amount not required to be so deposited or any amount in respect of payments by Mortgagors made by checks subsequently returned for insufficient funds or other reason for non-payment, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

            Upon such terms as the Note Insurer may approve and upon written notice to S&P and Moody's, the Servicer may make the deposits to the Collection Account referred to in Section 2.02(c) on a later day than the second Business Day after receipt of the amounts required to be so deposited, which terms and later day shall be specified by the Note Insurer, and confirmed to the Indenture Trustee, S&P, Moody's and the Servicer in writing; provided however, that in any event such amounts shall be deposited into the Collection Account no later than the next succeeding Deposit Date.

            (d) Withdrawals; Remittances to Indenture Trustee. At or before 12:00 noon eastern standard time on each Deposit Date, the Servicer shall withdraw from the Collection Account all amounts on deposit therein that constitute any portion of Remittable Funds, as reported to the Indenture Trustee by the Servicer, for the related Deposit Date (including any amounts therein that are being held for remittance on a subsequent Deposit Date and are applied toward the Monthly Advances for the related Deposit Date pursuant to Section 4.01(a)) and deposit such amounts into the Note Account. In addition, any amounts required pursuant to the Indenture to be deposited into the Note Account in connection with a purchase of any Mortgage Loans by the Servicer pursuant to the Indenture and any other amounts (including Monthly Advances and Compensating Interest for such Deposit Date) required by this Agreement to be deposited by the Servicer with the Indenture Trustee shall be remitted to the Indenture Trustee for deposit into the Note Account on each Deposit Date. On each Deposit Date after the Indenture has been satisfied and released for so long as the Deposit Trust Agreement remains in effect, the Servicer shall remit all Remittable Funds to the Trust Paying Agent, for deposit into the Certificate Distribution Account in accordance with the Deposit Trust Agreement.

SECTION 2.03 HAZARD INSURANCE POLICIES.

            The Servicer shall cause to be maintained for each Mortgage Loan (including any Mortgage Loan as to which the related Mortgaged Property has been acquired on behalf of the Indenture Trustee upon foreclosure, by deed in lieu of foreclosure or comparable conversion), hazard insurance (including flood insurance coverage, if obtainable, to the extent such property is located in a federally designated flood area in such amount as is required under applicable FEMA guidelines) with extended coverage in an amount that is not less than the lesser of (1) the maximum insurable value from time to time of the improvements that are a part of such property or a replacement cost basis, or (2) the principal balance of such Mortgage Loan, determined in the case of a Mortgage Loan that has been foreclosed at the time of such foreclosure; provided, further, that such hazard insurance shall be in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. Each such hazard insurance policy shall contain a standard mortgagee loss payable clause naming Mortgage Lenders Network USA, Inc., its successors and assigns, as mortgagee. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Amounts collected by the Servicer under any such policies shall be deposited into the Collection Account in accordance with Section 2.02 to the extent that they constitute Trust Insurance Proceeds. If the Servicer shall obtain and maintain a blanket policy, issued by an insurer acceptable to each Rating Agency and the Note Insurer, insuring against such hazard losses, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section, it being understood and agreed that such policy may contain a deductible clause that is in form and substance consistent with standard industry practice, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 2.03, and there shall have been a loss that would have been covered by such policy, deposit in the Collection Account in accordance with Section 2.02 the amount not otherwise payable under the blanket policy because of such deductible clause from its own funds, and such amount shall not be reimbursable to the Servicer.

SECTION 2.04 ENFORCEMENT OF DUE-ON-SALE CLAUSES.

            In any case in which property subject to a Mortgage is voluntarily conveyed by the Mortgagor, the Servicer will enforce any related due-on-sale clause to the extent permitted by the related Mortgage Note and Mortgage and by all applicable laws and regulations, but only to the extent the Servicer does not believe that such enforcement will (1) adversely affect or jeopardize coverage under any related insurance policy, (2) result in legal action by the Mortgagor, or (3) materially increase the risk of default or delinquency on, or materially impair the security for, such Mortgage Loan.

SECTION 2.05 REALIZATION UPON DEFAULTED MORTGAGE LOANS, OPTIONS TO PURCHASE MORTGAGE LOANS.

            The Servicer, on behalf of and as the agent of the Indenture Trustee, shall foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 2.02(a) into the name of the Indenture Trustee; provided, however, that if the Servicer has actual knowledge or reasonably believes that any Mortgaged Property is affected by hazardous or toxic wastes or substances, then the Servicer will cause to be undertaken (in no event at the Indenture Trustee's expense) an environmental inspection of the Mortgaged Property that complies with Fannie Mae's selling and servicing guide applicable to single family homes and its servicing procedures. If the environmental inspection reveals any potentially hazardous substances, the Servicer will notify the Indenture Trustee and the Note Insurer, and the Servicer will not foreclose or accept a deed in lieu of foreclosure on the Mortgaged Property without the consent of the Indenture Trustee and the Note Insurer. In connection with such foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general one- to four-family mortgage loan servicing activities. The foregoing is subject to the proviso that the Servicer shall not be required to expend its own funds in connection with any foreclosure or restoration of any Mortgaged Property unless, in the reasonable judgment of the Servicer, such foreclosure, correction or restoration will increase Net Liquidation Proceeds (taking into account the reimbursement of such expenses to the Servicer and any unreimbursed Servicing Advances and Monthly Advances made or expected to be made with respect to such Mortgage
Loan).

            To the extent the Net Liquidation Proceeds derived from any such foreclosure or conversion exceed the Principal Balance of the related Mortgage Loan and accrued interest thereon at the applicable Mortgage Interest Rate through the Determination Date during the Collection Period in which such foreclosure or conversion occurs (net of any Monthly Advances or Servicing Advances made by the Servicer with respect to such Mortgage Loan and that were unreimbursed prior to the receipt of such Net Liquidation Proceeds), such excess shall be paid directly to the Servicer as additional Servicing Compensation and shall be free from the lien of the Indenture.

            The Servicer must determine, as to each defaulted Mortgage Loan, when such Mortgage Loan has become a Liquidated Mortgage Loan.

            The Servicer, at its sole option, may purchase from the Trust Estate on any Deposit Date any Mortgage Loan as to which the related Mortgagor has failed to make full Monthly Payments as required under the related Mortgage Note for three consecutive months or any Mortgage Loan as to which enforcement proceedings have been brought by the Servicer at any time following the Cut-off Date and prior to such Deposit Date at a price equal to the Purchase Price by transferring such amount to the Indenture Trustee for deposit into the Note Account on such Deposit Date pursuant to Section 2.02; provided however, repurchases in excess of 3% of the Principal Balance of the Mortgage Loans as of the Cut-Off Date will require the consent of the Note Insurer and repurchases up to 3% of the Principal Balance of the Mortgage Loans as of the Cut-off Date will require notification to the Note Insurer. The Servicer may only repurchase Mortgage Loans, pursuant to the preceding sentence, in order of delinquency, from most delinquent to least or from highest projected loss (as shown on the Servicer's monthly report) to the lowest projected loss. The Servicer must provide the Note Insurer with a report as to the ultimate disposition of all Mortgage Loans repurchased in accordance with this Section 2.05. On any Deposit Date following the Determination Date as of which the aggregate Note Balance is equal to or less than 10% of the Original Note Balance, if the holders of more than 50% of the Trust Certificates shall not have directed the Servicer to redeem the Notes pursuant to the Indenture, the Servicer, in its sole discretion, may purchase from the Trust Estate all, but not less than all, of the Mortgage Loans then included in the Trust Estate at a price equal to the Purchase Price for each such Mortgage Loan by transferring such amount to the Indenture Trustee for deposit in the Note Account on such Deposit Date pursuant to Section 2.02. In the event that the Certificateholders fail to exercise the option to purchase the Notes or the Servicer fails to exercise the option to purchase the Mortgage Loans then included in the Trust Estate, the Note Insurer may purchase the Mortgage Loans then included in the Trust Estate in the same manner as the Servicer. Upon the receipt by the Indenture Trustee of the Purchase Price for any Mortgage Loan as to which the Servicer has exercised its option to purchase pursuant to this paragraph, the Indenture Trustee shall release to the Servicer the Mortgage File pertaining to each such Mortgage Loan and the Indenture Trustee and the Issuer shall execute and deliver such instruments of transfer and all other documents furnished by the Servicer as are necessary to transfer their respective interests in such Mortgage Loans to the Servicer. For purposes of this Agreement, any purchase effected in accordance with this paragraph shall be deemed to be a prepayment of each Mortgage Loan so purchased.

            In the event that title to any Mortgaged Property is acquired as REO Property by the Indenture Trustee in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee, or to its nominee, on behalf of the Noteholders and the Note Insurer, and the Servicer shall manage, conserve, protect and operate each such REO Property for the Noteholders solely for the purpose of its prompt disposition and sale. The Servicer shall use its best efforts to dispose of each such REO Property as expeditiously as possible consistent with the goal of maximizing Net Liquidation Proceeds (taking into account any unreimbursed Servicing Advances and Monthly Advances made or expected to be made with respect to such REO Property). None of the Issuer, the Indenture Trustee or the Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of any such REO Property.

SECTION 2.06 INDENTURE TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES.

            (a) Upon the payment in full of the principal balance of any Mortgage Loan, the Servicer shall notify the Indenture Trustee and the Custodian by a certification in the form of Exhibit B hereto (a "Request for Release") (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited to the Collection Account pursuant to Section 2.02 have been so deposited) of a Servicing Officer. Such notification shall be made each month at the time that the Servicer delivers its Servicer Remittance Report to the Issuer and the Indenture Trustee pursuant to Section 3.01. Upon any such payment in full, the Servicer is authorized to either (i) procure a deed of full reconveyance covering the related Mortgaged Property encumbered by such Mortgage, which deed, except as otherwise provided in applicable law, shall be recorded in the office of the County Recorder in which the Mortgage is recorded, or (ii), as the case may be, to procure an instrument of satisfaction or, (iii) if the related Mortgagor so requests, an assignment without recourse, in each case prepared by the Servicer at its expense and executed by the Indenture Trustee, which deed of reconveyance, instrument of satisfaction or assignment shall be delivered by the Servicer to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such deed of reconveyance, assignment or instrument of satisfaction shall be reimbursed from amounts at the time on deposit in the Collection Account.

            (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan or to effect a partial release of any Mortgaged Property from the lien of the related Mortgage, the Servicer shall deliver to the Indenture Trustee and the Custodian a Request for Release requesting the related Mortgagee File or specified documents included therein. The Custodian shall, within five Business Days after its receipt of such Request for Release, release the related Mortgage File or the specified documents to the Servicer. The Servicer shall hold such Mortgage File in trust on behalf of the Indenture Trustee. Any such Request for Release shall obligate the Servicer to return each and every document previously requested from the Mortgage File to the Custodian by the twenty-first day following the release thereof, unless (1) the Mortgage Loan has been liquidated and the Net Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Note Account or (2) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for the purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Indenture Trustee and the Custodian a certificate of the Servicer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an officer's certificate of the Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account or the Note Account have been so deposited, or that such Mortgage Loan has become an REO Property (each, a "Servicing Officer's Certificate"), the Request for Release shall be released by the Custodian, on behalf of the Indenture Trustee, to the Servicer.

            (c) To the extent not provided for by the powers of attorney referenced in Section 2.01, upon receipt of a Servicing Officer's Certificate, the Indenture Trustee shall execute any documents prepared by the Servicer and delivered to it as necessary or appropriate to enable the Servicer to perform its obligations hereunder, including, without limitation, documents to enable the Servicer to convey title to a Mortgaged Property to the Mortgagor or its designee upon payment of the Mortgage Loan in full or to convey title to an REO Property to the purchaser thereof, or to convey title to a Mortgaged Property into the name of the Indenture Trustee pursuant to Section 2.05.

SECTION 2.07 SERVICING COMPENSATION; PAYMENT OF CERTAIN EXPENSES BY THE SERVICER; COMPENSATING INTEREST.

            On each Deposit Date, the Servicer shall be entitled to receive, by withdrawal by the Servicer from the Collection Account, out of collections of interest on the Mortgage Loans for the related Collection Period, as servicing compensation for such Collection Period, the Monthly Servicing Fee, to the extent not retained by the Servicer from amounts remitted to the Collection Account pursuant to Section 2.02(c)(i). The Servicer shall also be entitled to retain any Ancillary Servicing Compensation when received.

            The Servicer shall pay Compensating Interest to the Indenture Trustee on behalf of the Noteholders out of the related Monthly Servicing Fee on each Deposit Date, to the extent of the amount of the Monthly Servicing Fee, and shall not be entitled to reimbursement therefor. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of the fees and expenses relating to the Annual Independent Public Accountant's Servicing Report described in Section 2.09, and all other fees and expenses not otherwise expressly stated hereunder for the account of the Noteholders) and shall not be entitled to reimbursement therefor except as specifically provided herein.

SECTION 2.08 ANNUAL STATEMENT AS TO COMPLIANCE.

            (a) The Servicer will deliver to the Issuer, the Indenture Trustee, the Note Insurer and each Rating Agency, with a copy to each of the Underwriters, on or before December 31 of each year, beginning with December 31, 2000, an Officer's Certificate of the Servicer substantially in the form set forth in Exhibit A hereto stating that (1) a review of the activities of the Servicer during the preceding calendar year (or since the Closing Date in the case of the first such statement) and of its performance under this Agreement has been made under such officer's supervision and (2) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its material obligations under this Agreement throughout such year (or since the Closing Date in the case of the first such statement), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            (b) The Servicer shall deliver to the Issuer and the Indenture Trustee, with a copy to the Note Insurer, each Rating Agency and each of the Underwriters, promptly after having obtained knowledge thereof, but in no event later than ten Business Days thereafter, written notice by means of an Officer's Certificate of any event that with the giving of notice or the lapse of time, or both, would become an Event of Default. Without duplication of the foregoing, the Servicer will deliver to the Indenture Trustee a copy of any information it provides to the Note Insurer under Section 2.02(f) of the Insurance Agreement.

            (c) Delivery of such reports, information and documents to the Indenture Trustee is for informational purposes only and the Indenture Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained herein, including the Servicer's compliance with any of its covenants hereunder (as to which the Indenture Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 2.09 ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORTS.

            On or before December 31 of each year, beginning with December 31, 2000, the Servicer at its expense shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer) to furnish a report to the Issuer, the Indenture Trustee, the Note Insurer and each Rating Agency, with a copy to each of the Underwriters, to the effect that such firm has examined certain documents and records relating to the servicing activities of the Servicer for the period covered by such report, and that such examination, which has been conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers (to the extent that the procedures in such audit guide are applicable to the servicing obligations set forth in this Agreement), has disclosed no exceptions or errors in records relating to the servicing activities of the Servicer that, in the opinion of such firm, are material, except for such exceptions as shall be set forth in such report. In the event such firm requires the Indenture Trustee to agree to the procedures performed by such firm, the Servicer shall direct the Indenture Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Indenture Trustee shall not make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

SECTION 2.10 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS.

            (a) The Servicer shall provide to Noteholders that are federally insured savings associations and the FDIC and its supervisory agents and examiners access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, and to the Issuer, the Indenture Trustee and the Note Insurer and their respective agents all documentation relating to the Mortgage Loans that is in the possession of the Servicer, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section 2.10(a) shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

            (b) The Servicer shall supply information to the Indenture Trustee, upon reasonable advance notice, in such form as the Indenture Trustee shall reasonably request, as is required in the Indenture Trustee's reasonable judgment to enable the Indenture Trustee to make required payments and to furnish the certificates, statements and reports to Noteholders and the Note Insurer as required of the Indenture Trustee pursuant to the Indenture, it being understood that the Servicer is responsible for supplying information concerning the Mortgage Loans and not for any other information, including, without limitation, calculation of payments due on the Notes. The Servicer shall also supply information upon reasonable advance notice, in such form as the Note Insurer shall reasonably request, as is reasonably requested by the Note Insurer to enable the Note Insurer to monitor the performance of the Mortgage Loans.

            (c) The Servicer shall supply information to the Owner Trustee and the Trust Paying Agent, upon reasonable advance notice, in such form as the Owner Trustee or the Trust Paying Agent shall reasonably request, as is required in the Owner Trustee's or the Trust Paying Agent's reasonable judgment to enable the Owner Trustee or the Trust Paying Agent to make required payments and to furnish the certificates, statements and reports to Certificateholders as required of the Owner Trustee or the Trust Paying Agent pursuant to the Deposit Trust Agreement, it being understood that the Servicer is responsible for supplying information concerning the Mortgage Loans and not for any other information, including, without limitation, calculation of payments due on the Certificates.

SECTION 2.11 MAINTENANCE OF FIDELITY BOND AND ERRORS AND OMISSIONS POLICY.

            The Servicer shall, during the term of its service as Servicer, maintain in force a (1) policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and (2) fidelity bond in respect of its officers, employees and agents, in each case having coverage amounts acceptable to and otherwise in compliance with the requirements of Fannie Mae or FHLMC and shall provide a copy of such bond and policies to the Indenture Trustee and the Note Insurer. The Servicer hereby agrees that it shall not cancel, amend or modify such fidelity bond or errors and omissions policy in a manner materially adverse to the Note Insurer without the consent of the Note Insurer.

SECTION 2.12 NOTICES TO THE ISSUER, THE RATING AGENCIES, THE INDENTURE TRUSTEE AND THE NOTE INSURER.

            In addition to the other notices required to be given to the Issuer, the Rating Agencies, the Indenture Trustee, the Note Insurer and the Underwriters by the provisions of this Agreement, the Servicer shall give prompt notice to the Issuer, each Rating Agency, the Indenture Trustee and the Note Insurer of (1) any amendment to this Agreement, (2) the occurrence of an Event of Default and (3) the purchase of any Mortgage Loan pursuant to Section 2.05 by the Servicer.

SECTION 2.13 REPORTS OF FORECLOSURES AND ABANDONMENT OF MORTGAGED PROPERTIES.

            On or before February 28 of each year beginning in 2000, the Servicer shall file the reports of foreclosures and abandonments of any Mortgaged Property required by Code Section 6050J with the Internal Revenue Service. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by such Section 6050J.

SECTION 2.14 SERVICING FOR BENEFIT OF THE NOTE INSURER.

            Provided there does not exist a Note Insurer Default, the Servicer hereby acknowledges and agrees that it shall service and administer the Mortgage Loans and any REO Properties, and shall maintain the Collection Account for the benefit of the Noteholders and for the benefit of the Note Insurer, and all references in this Agreement to the benefit of or actions on behalf of the Noteholders shall be deemed to include the Note Insurer.

            All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to the Noteholders shall also be sent to the Note Insurer.

SECTION 2.15 NOTE REDEMPTIONS.

            (a) In the event the Servicer exercises its right to redeem the Notes pursuant to Section 10.01 of the Indenture, the Servicer shall, at its own expense, prepare all documents necessary for the Issuer to sign in connection with such redemption, and deposit amounts required to be deposited by the Issuer in connection with such redemption, in each case pursuant to Section 4.01 and
Article X of the Indenture, and shall advise the Issuer as to the actions it must take in accordance with the Indenture in order to effect such redemption. The Issuer shall follow all such directions of the Servicer.

SECTION 2.16 SUB-SERVICERS AND SUB-SERVICING AGREEMENTS.

            (a) The Servicer (or, in the event the Indenture Trustee assumes the role of Servicer pursuant to Section 6.02 hereof, the Indenture Trustee) may enter into Sub-Servicing Agreements for any servicing and administration of Mortgage Loans with any institution that is acceptable to the Note Insurer and the Indenture Trustee and that is in compliance with the laws of each jurisdiction which compliance is necessary to enable it to perform its obligations under such Sub-Servicing Agreement. The Servicer or, in the event the Indenture Trustee assumes the role of Servicer pursuant to Section 6.02 hereof, the Indenture Trustee shall give notice to the Note Insurer of the appointment of any Sub-Servicer pursuant to this Section 2.16. The Servicer (or, in the event the Indenture Trustee assumes the role of Servicer pursuant to
Section 6.02 hereof, the Indenture Trustee) shall not enter into any Sub-Servicing Agreement that does not provide for the servicing of the Mortgage Loans specified therein on a basis consistent with the terms of this Agreement or that otherwise violates or is contrary to the provisions of this Agreement. The Servicer (or, in the event the Indenture Trustee assumes the role of Servicer pursuant to Section 6.02 hereof, the Indenture Trustee) may enter into, and make amendments to, any Sub-Servicing Agreement or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or forms shall be consistent with and not violate the provisions of this Agreement.

            (b) For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when any Sub-Servicer has received such payments. With respect to the Servicer's obligations under Section 2.02 to make deposits into the Collection Account, the Servicer shall be deemed to have made such deposits when any Sub-Servicer has made such deposits into a Sub-Servicing Account if permitted by the related Sub-Servicing Agreement.

            (c) Any Sub-Servicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer (or, in the event the Indenture Trustee assumes the role of Servicer pursuant to Section 6.02 hereof, the Indenture Trustee) alone, and the Note Insurer and the Indenture Trustee, acting in such capacity, shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Sub-Servicer, except that the Indenture Trustee, acting in such capacity, shall have such claims or rights that arise as a result of any funds held by a Sub-Servicer in trust for or on behalf of the Trust Estate, the Noteholders and the Note Insurer. Notwithstanding the execution of any Sub-Servicing Agreement, the Servicer or, in the event the Indenture Trustee assumes the role of Servicer pursuant to Section 6.02 hereof, the Indenture Trustee shall not be relieved of any liability hereunder and shall remain obligated and liable for the servicing and administration of the Mortgage Loans.

                                   ARTICLE III
               SERVICER REMITTANCE REPORT; OVERSIGHT OF SERVICING

SECTION 3.01 SERVICER REMITTANCE REPORT.

            Not later than the third Business Day prior to each Deposit Date, the Servicer shall deliver to the Issuer, the Indenture Trustee, the Note Insurer and each of the Underwriters a computer-readable magnetic tape or file in an electronic format acceptable to the Indenture Trustee and the Note Insurer (the "Tape" for such month) and a series of hard copy reports generally including the same information included on the Tape (the "Report," and, together with the Tape, the "Servicer Remittance Report" for such month) detailing the payments and collections received in respect of the Mortgage Loans and in the aggregate during the immediately preceding Collection Period. The Servicer Remittance Report shall include loan-by-loan information that specifies account number, borrower name, outstanding principal balance and activity for the preceding Collection Period and Due Period, as applicable, and any other information sufficient to enable the Indenture Trustee to report the items specified in clauses (vi) through (xiv) of the definition of "Payment Date Statement" in the Indenture, as well as (a) the information set forth on Exhibit D hereto as to Mortgage Loans that became Liquidated Mortgage Loans during the related Collection Period, and may be delivered in a separate report in the form of Exhibit D hereto or as part of the Servicer Remittance Report and (b) any other information regarding the Mortgage Loans as may be required to enable the Indenture Trustee to perform its obligations under this Article III or as may from time to time be agreed to by the Servicer, the Indenture Trustee and the
Note Insurer. The Servicer shall only be required to report information concerning the Mortgage Loans, and shall not be required to calculate any required payments on the Notes or to the Note Insurer.

SECTION 3.02 [RESERVED]

SECTION 3.03 [RESERVED]

SECTION 3.04 DUTIES AND RESPONSIBILITIES.

            (a) The Indenture Trustee, the Issuer and the Owner Trustee may conclusively rely, without investigation on its part, as to the truth and accuracy of the information and data contained in any Report or Tape furnished to the Indenture Trustee, the Issuer and the Owner Trustee and the Servicer shall be fully responsible for such information and data and for its conforming to the requirements of this Agreement.

            (b) The Indenture Trustee shall upon reasonable notice and during normal business hours from the Note Insurer, permit the Note Insurer to review any books, records or reports of the Indenture Trustee relating to its obligations under this Agreement.

SECTION 3.05 TAX REPORTING

            The Servicer shall provide on an annual basis, or as otherwise required by the Owner Trustee, all information relating to the Mortgage Loan Pool as is reasonably required by the Owner Trustee pursuant to its obligations under Section 2(b)(i) of the Management Agreement and 2.11(k) of the Deposit Trust Agreement.

                                   ARTICLE IV
                     MONTHLY ADVANCES AND SERVICING ADVANCES

SECTION 4.01 MONTHLY ADVANCES; SERVICING ADVANCES.

            (a) Monthly Advances. On or before each Deposit Date, the Servicer will transfer to the Indenture Trustee for deposit in the Note Account, in same day funds, an amount (a "Monthly Advance") equal to the sum of (1) with respect to all Mortgage Loans for which the Monthly Payment (other than any Balloon Payment) due during the related Due Period in which the Deposit Date occurs has not yet been paid, the amount of such late Monthly Payment (net of the Monthly Servicing Fee attributable to such Mortgage Loan), plus (2) with respect to each Mortgaged Property that was acquired in foreclosure or similar action (each, an "REO Property") during or prior to the related Collection Period and as to which a final sale did not occur during the related Collection Period, an amount equal to the excess, if any, of the Monthly Payment that would have been due on the related Mortgage Loan over the net income from such REO Property transferred to the Note Account for such Payment Date; provided, however, that in no case will the Servicer be required to make advances with respect to any period following the final due date with respect to any Mortgage Loan. All or a portion of any Monthly Advance required to be made on a Deposit Date may be paid out of amounts on deposit in the Collection Account that are not required to be transferred on such Deposit Date to the Indenture Trustee for deposit into the Note Account as any portion of Remittable Funds for the related Deposit Date; provided, however, [that the Servicer shall be required to replace any such amounts by deposit into the Collection Account on or before the next Deposit Date and the amount of such deposit shall thereafter be considered a Monthly Advance for purposes of reimbursement under this Agreement.]

            The Servicer may recover Monthly Advances, if not theretofore recovered from the Mortgagor on whose behalf such Monthly Advance was made, from collections on the related Mortgage Loan, including Liquidation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan. In addition, if the Servicer determines, in its good faith business judgment, that a previously made Monthly Advance has become a Nonrecoverable Advance, the Servicer may reimburse itself for such Nonrecoverable Advances from amounts on deposit in the Collection Account, regardless of whether such amounts are attributable to such Mortgage Loan. Notwithstanding anything herein to the contrary, no Monthly Advance need be made hereunder if such Monthly Advance would, if made, constitute a Nonrecoverable Advance.

            (b) Servicing Advances. The Servicer shall from time to time during the term of this Agreement make such Servicing Advances as the Servicer shall deem appropriate or advisable under the circumstances and are required pursuant to the terms of this Agreement. Servicing Advances may be paid by the Servicer out of amounts on deposit in the Collection Account from time to time; provided, however, that the Servicer shall be required to replace any such amounts by deposit into the Collection Account on or before the first Deposit Date occurring after the payment of a Servicing Advance with such amounts, and the amount of such deposit shall thereafter be considered a Servicing Advance for purposes of reimbursement under this Agreement. All Servicing Advances made by the Servicer shall be reimbursable from collections or recoveries relating to the Mortgage Loans in respect of which such Servicing Advances have been made including Liquidation Proceeds and Insurance Proceeds, and such other amounts as may be collected by the Servicer from the Mortgagor, or from other amounts on deposit in the Collection Account after the Servicer shall have determined, in its good faith business judgment that such Servicing Advance has become a Nonrecoverable Advance. Notwithstanding anything herein to the contrary, no Servicing Advances need be made hereunder if such Servicing Advance would, if made, constitute a Nonrecoverable Advance.

                                    ARTICLE V
                                  THE SERVICER

SECTION 5.01 REPRESENTATIONS AND WARRANTIES OF THE SERVICER.

            (a) The Servicer hereby represents and warrants to the Issuer, the Indenture Trustee, the Note Insurer and the Noteholders that, as of the Closing
Date:

            (i) The Servicer is a corporation  duly organized,  validly existing and in good standing under the laws of the State of Delaware. The Servicer is in compliance with the laws of each state in which it is acting as Servicer with respect to a Mortgage Loan to the extent necessary to perform all servicing obligations with respect to the related Mortgaged Property hereunder. The Servicer has the power and authority to execute and deliver this Agreement and to perform its obligations in accordance herewith. The execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action. This Agreement evidences the valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity. The consummation of the transactions contemplated hereby will not result in the breach of any terms or provisions of the articles of incorporation or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

            (ii)  All  actions,  approvals,   consents,   waivers,   exemptions,
      variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency, that are necessary in connection with the execution and delivery by the Servicer of this Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings (administrative, judicial or otherwise) with respect to which the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement on the part of the Servicer and the performance by the Servicer of its obligations under this Agreement.

            (iii) There is no action, suit, proceeding or investigation pending or, to the best of the Servicer's knowledge, threatened against the Servicer that, either in any one instance or in the aggregate, should reasonably be expected to result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer or that would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or that should be reasonably expected to impair the ability of the Servicer to perform under the terms of this Agreement.

            (iv) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default should reasonably be expected to have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or to have consequences that should reasonably be expected to adversely affect its performance hereunder;

            (v) The collection practices used by the Servicer are in all material respects legal and customary in the mortgage loan servicing business for comparable mortgage loans.

            (vi) The information set forth in the Prepayment Charge Schedule (including the Prepayment Charge Summary attached thereto) is complete, true and correct in all material respects on the date or dates when such information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally or the collectability thereof may be limited due to acceleration in connection with a foreclosure) under applicable law; and

            (vii) The Servicer will not waive any Prepayment Charge unless it is waived in accordance with the standard set forth herein.

            Notwithstanding the foregoing, within 90 days of the earlier of the discovery by the Servicer or receipt of notice by the Servicer if the breach of the representation or covenant of the Servicer set forth in 5.01(vi) or 5.01(vii) above which materially and adversely affects the interests of the Holders of the Notes or the Note Insurer in any Prepayment Charge, the Servicer shall remedy such breach as follows: (a) if the representation made by the Servicer in section 5.01(vi) above is breached and a Principal Prepayment has occurred in the applicable Prepayment Period, the Servicer must pay the amount of the scheduled
      Prepayment  Charge,  for the  benefit of the  Holders of the Notes and the
      Note Insurer, by depositing such amount into the Collection Account, net of any amount previously collected by the Servicer or paid by the Servicer, for the benefit of the Holders of Notes or the Note Insurer, in respect of such Prepayment Charge; and (b) if any of the covenants made by the Servicer in Section 5.01(vii) above is breached, the Servicer must remedy such breach by paying the amount of the Prepayment Charge as to which such covenant was breached, for the benefit of the Holders of the Notes and the Note Insurer, by depositing such amount into the Collection Account.

            (b) Upon discovery by any party hereto of a breach of any of the foregoing representations and warranties that materially and adversely affects the interests of the Noteholders, the party discovering such breach shall give prompt written notice to the other parties hereto and the Note Insurer. Within 30 days of its discovery or its receipt of notice of breach, the Servicer shall cure such breach in all material respects.

            (c) The Servicer covenants that its computer and other systems used in servicing the mortgage loans has been modified to operate in manner such that on and after January 1, 2000 (i) the Servicer can service the mortgage loans in accordance with the terms of this Agreement and (ii) the Servicer can operate its business in the same manner as it is operating on the date hereof.

SECTION 5.02 LIABILITY OF THE SERVICER.

            The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein.

SECTION 5.03 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE SERVICER.

            Any corporation or other entity (1) into which the Servicer may be merged or consolidated, (2) that may result from any merger, conversion or consolidation to which the Servicer shall be a party, or (3) that may succeed to all or substantially all of the business of the Servicer, which corporation or other entity shall be the successor to the Servicer under this Agreement without the execution or filing of any document or any further act by any of the parties to this Agreement; provided that if the Servicer is not the surviving entity, or if the assumption by the surviving entity is not effective by operation of law, then the surviving entity shall execute and deliver to the Issuer and the Indenture Trustee an agreement of assumption to perform every obligation of the Servicer hereunder and provided further that if the surviving entity is not the Servicer, the surviving entity must (A) be acceptable to the Note Insurer and
(B) each Rating Agency must have issued written confirmation that the succession of such successor will not result in a downgrading of the implied rating then assigned by such Rating Agency to the Notes (without taking into account the Note Insurance Policy),

SECTION 5.04 LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS.

            Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Indenture Trustee, the Trust Estate, the Note Insurer or the Noteholders for any action taken or for refraining from the taking of any action by the Servicer pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the duties of the Servicer or by reason of reckless disregard of the obligations and duties of the Servicer hereunder. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement, and that in its opinion may involve it in any expense or liability.

SECTION 5.05 SERVICER NOT TO RESIGN.

            Subject to the provisions of Section 5.03 regarding the merger or consolidation of the Servicer into or with another entity, the Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties or obligations hereunder is no longer permissible under applicable law or regulation or are in material conflict by reason of applicable law or regulation with any other activities carried on by it at the date of this Agreement. Any such determination permitting the resignation of the Servicer pursuant to this Section shall be evidenced by an Opinion of Counsel to such effect delivered to the Issuer, the Indenture Trustee and the Note Insurer obtained by the Servicer at its own expense. No resignation pursuant to this Section 5.05 (a) shall become effective until the Indenture Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 6.02 or (b) shall relieve the Servicer of responsibility for any obligations pursuant to this Agreement that specifically survive the resignation or termination of the Servicer. Each of the Rating Agencies shall be given written notice of a resignation of the Servicer pursuant to this Section.

            Notwithstanding the foregoing, the Servicer may resign effective upon its appointment of a successor the appointment of whom has been approved by the Note Insurer and the Indenture Trustee in writing, but only if each Rating Agency shall have confirmed in writing that the appointment of such successor will not result in the downgrading of the then-current implied ratings assigned by them to the Notes (without taking into account the Note Insurance Policy).

                                   ARTICLE VI
                                     DEFAULT

SECTION 6.01 EVENTS OF DEFAULT.

            If any one of the following events (each an "Event of Default") shall occur and be continuing:

            (a) Any failure by the Servicer to (1) make required Monthly Advances on the related Deposit Date or (2) deposit into the Collection Account as described in Section 2.02(c) hereof or transfer to the Indenture Trustee for deposit in the Note Account on the related Deposit Date any other amount required to be deposited therein under this Agreement, which failure, in the case of only clause (2) hereof, is not remedied by the close of business on the Business Day after the date upon which written notice of such failure shall have been given to the Servicer by the Indenture Trustee or the Note Insurer or to the Servicer, the Note Insurer and the Indenture Trustee by Holders of Notes evidencing Voting Interests represented by all Notes aggregating not less than 51%;

            (b) Failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or in the Mortgage Loan Sale Agreement, which failure
(1) materially and adversely affects the Noteholders or the Note Insurer and (2) continues unremedied for a period of 30 days after the date on which written notice of such failure (which notice shall refer specifically to this Section), requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee, at the direction of the Note Insurer, or by the Note Insurer, or, with the consent of the Note Insurer, to the Servicer by the Holders of Notes evidencing Voting Interests represented by all Notes aggregating not less than 51%;

            (c) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

            (d) The consent by the Servicer to the appointment of a trustee, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the admission by the Servicer in writing of its inability to pay its debts generally as they become due, the Servicer's filing of a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, the Servicer's making of an assignment for the benefit of its creditors, or the Servicer's voluntary suspension of payment of its obligations;

            (e) The occurrence of a Delinquency Rate Trigger, a Cumulative Loss Rate Trigger or a Rolling Loss Rate Trigger;

            (f) Breach of a covenant or default by the Servicer or any Affiliate, whether as principal, guarantor or surety, in the payment of any amount of $100,000 or more of any principal or interest on any indebtedness or any other obligation, subject to the applicable cure period, if any;

            (g) Breach by the Servicer in any material respect of any of its representations and warranties made herein or in the Mortgage Loan Sale Agreement (not including Section 4(b) thereof), or in any certificate delivered pursuant hereto or thereto, and the failure of the Servicer to cure such breach in all material respects within 30 days after the notice of such breach shall have been given to the Servicer by the Issuer, the Indenture Trustee, the Note Insurer or the holders of the Notes evidencing not less than 51% of the voting rights; or

            (h) The cessation of a valid, perfected, first priority security interest in the Mortgage Loans in favor of the Indenture Trustee;

            (i) The filing of any actions, proceedings, or final rulings against Mortgage Lenders Network USA, Inc. or any successor Servicer which (i) are not dismissed within 60 days after the initiation thereof, (ii) seek damages from Mortgage Lenders Network USA, Inc. or any successor Servicer and (iii) when aggregated are in excess of $500,000; provided, however that the filing of any actions or proceedings or final rulings against Mortgage Lenders Network USA, Inc. or any successor Servicer will not constitute an Event of Default hereunder in the event that the counsel to Mortgage Lenders Network USA, Inc. or any successor Servicer determines and the counsel to the Note Insurer concurs that the expected outcome of such actions, proceedings or rulings will not have an adverse effect upon the Mortgage Lenders Network USA, Inc. or any successor Servicer; and

            (j) The occurrence of an event of default under the Insurance Agreement.

            (k)  The  Servicer   fails  to  maintain  a  minimum  Net  Worth  of
$20,000,000.

then, and in each and every such case, so long as such Event of Default shall not have been remedied by the Servicer, either (1) the Note Insurer or (2) with the prior written consent of the Note Insurer, either the Indenture Trustee or the Holders of Notes evidencing Voting Interests represented by all Notes aggregating not less than 51%, by notice then given in writing to the Servicer with a copy to the Note Insurer and to the Indenture Trustee, may terminate all of the rights, responsibilities and obligations of the Servicer as servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee (unless a successor Servicer has been appointed pursuant to Section 6.02) pursuant to and under this Section and, within a reasonable period of time not to exceed 90 days, without limitation, the Indenture Trustee or successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Notes and related documents, or otherwise. The Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of its responsibilities and rights as Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee or successor Servicer for the administration by it of all cash amounts that shall at the time be held by the Servicer that have been deposited by the Servicer in the Collection Account or transferred to the Indenture Trustee for deposit into the Note Account or thereafter received by the Servicer with respect to the Mortgage Loans.

            For purposes of this Section 6.01, the Indenture Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Indenture Trustee assigned to and working in the Indenture Trustee's Corporate Trust Offices or its Columbia, Maryland office has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default is received by the Indenture Trustee and such notice references the Notes, Certificates, the Trust, or this Agreement. The Indenture Trustee shall notify the Servicer in writing immediately upon its becoming aware of a default described in Section 6.01(a).

            All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Servicer Mortgage Files to a successor Servicer, amending this Agreement to reflect the appointment of a successor as Servicer pursuant to this Section 6.01 or otherwise in connection with the assumption by a successor Servicer of the duties of the predecessor Servicer hereunder (such expenses, "Transition Expenses") shall be paid in full by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses and to the extent the predecessor Servicer does not for any reason fully pay such Transition Expenses, any unreimbursed Transition Expenses shall be paid in accordance with Section 8.02(c) of the Indenture.

SECTION 6.02 INDENTURE TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

            On and after the time the Servicer receives a notice of termination pursuant to Section 6.01 or the Servicer does not receive a Servicer Renewal Notice pursuant to Section 7.02, the Note Insurer may (and if the Note Insurer fails to do so, the Indenture Trustee will be obligated to) appoint a successor Servicer meeting the criteria described below or, if it does not appoint a successor, or until the successor's appointment takes effect, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, including, without limitation, the obligation to make Monthly Advances and to pay Compensating Interest. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given and to the reimbursement of all Transition Expenses as described in Section 6.01. In the event that neither the Note Insurer nor the Indenture Trustee appoint a successor Servicer, and the Indenture Trustee is unwilling or legally unable to act as successor Servicer itself, it may petition a court of competent jurisdiction to appoint, any established housing and home finance institution or any institution that regularly services non-conforming residential mortgage loans that is then servicing a non-conforming residential mortgage loan portfolio and having all licenses, permits and approvals required by applicable law, and having a net worth of not less than $10,000,000, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided that any such successor Servicer (other than the Indenture Trustee or an Affiliate thereof) shall be acceptable to the Note Insurer; and provided, further, that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the implied rating assigned to the Notes by any Rating Agency, without taking into account the existence of the
Note Insurance Policy. Pending appointment of a successor to the Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree, which may be greater than the compensation described above. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effect any such succession. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer that may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer or the Issuer of any of its representations or warranties contained herein or in any related document or agreement. Each of the Rating Agencies shall be given written notice of the appointment of a successor Servicer pursuant to this Section.

SECTION 6.03 NOTIFICATIONS TO NOTEHOLDERS.

            Upon any termination or appointment of a successor to the Servicer pursuant to this Article Six, the Indenture Trustee shall give prompt written notice thereof to Noteholders at their respective addresses appearing in the Note Register, the Issuer, the Note Insurer and to each Rating Agency.

            Within 60 days of obtaining actual knowledge of the occurrence of any Event of Default that remains uncured, the Indenture Trustee shall transmit by mail to all Noteholders notice of such Event of Default.

SECTION 6.04 PAYMENT OF INDENTURE TRUSTEE'S FEES AND EXPENSES.

            (a) On each Payment Date, the Indenture Trustee will be entitled to retain its Indenture Trustee Fee from amounts deposited into the Note Account on the related Deposit Date. The Indenture Trustee Fee constitutes compensation for all services rendered by the Indenture Trustee in the exercise and performance of any of the powers and duties hereunder or under the Indenture. The Indenture Trustee shall not enforce any lien it may have on the Trust Estate for payment of the Indenture Trustee Fee or Transition Expenses.

            (b) The Servicer shall pay or reimburse the Indenture Trustee, from its own funds, upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any of the provisions of this Agreement, the Indenture and the Management Agreement, dated as of November 1, 1999, between the Issuer and Norwest Bank Minnesota, National Association, as manager (the "Management Agreement"), (including, but not limited to, the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ and any Opinion of Counsel requested to be delivered on behalf of the Indenture Trustee) except for any such expense, disbursement or advance as may arise from the negligence or bad faith of the Indenture Trustee or that is otherwise reimbursed to the Indenture Trustee, and except for routine, recurring or nominal expenses, disbursements and advances; provided, however, that the Indenture Trustee shall not refuse to perform any of its duties hereunder or under the Indenture or the Management Agreement solely as a result of the failure of the Servicer to pay or reimburse such expenses, disbursements or advances.

            (c) The Servicer  agrees to indemnify  the  Indenture  Trustee,  the
Paying Agent, and their respective agents, directors, employees and officers (each an "Indemnified Party") from, and hold them harmless against, any and all losses and liabilities, damages, claims or reasonable expenses (including reasonable attorneys' fees, expenses and disbursements), incurred or in connection with this Agreement, the Indenture, the Notes or the Management Agreement, including, but not limited to, any such loss, liability or expense incurred, arising in respect of or in connection with any legal action against the Trust Estate, the Issuer or the Indenture Trustee or any director, officer, employee or agent thereof, or the performance of any of the Indenture Trustee's duties hereunder (except in the event it assumes the duties and obligations of the Servicer hereunder as the result of an Event of Default), the Indenture or the Management Agreement, other than any loss, liability or expense incurred by reason of the negligence, bad faith or intentional misconduct of the Indenture Trustee. Notwithstanding the generality of the foregoing, if any action, suit or other proceeding is brought against an Indemnified Party for which the Indemnified Party seeks indemnification hereunder, the Indemnified Party shall promptly notify the Servicer of the commencement thereof, whereupon the Servicer will be entitled to participate therein, and to assume the defense thereof, with counsel selected by the Servicer and reasonably satisfactory to such Indemnified Party; provided, that, if in the Indemnified Party's reasonable judgment the Indemnified Party has any claims or defenses that conflict with or differ from the interests of the Servicer, the Indemnified Party shall be entitled to select counsel of its choosing and pursue such claims and defenses separately and all related costs, expenses and liabilities associated with such separate claims or defenses will continue to be covered by the Servicer's indemnification obligation hereunder. The Servicer shall not be entitled to settle any proceeding without the consent of any Indemnified Party with any right of indemnification hereunder with respect to such proceeding except upon such terms as will provide each such Indemnified Party reasonable assurance of full indemnity hereunder.

            (d) This Section 6.04 shall survive the termination of this Agreement resignation or removal of the Indenture Trustee or the Servicer as regards rights accrued prior to such resignation or removal.

            (e) Amounts required to be paid by the Servicer to the Indenture Trustee under subsections (b) and (c) above shall be paid by the Servicer out of its own funds and to the extent not paid by the Servicer, such amounts shall be paid in accordance with Section 8.02(c)(viii) of the Indenture, and shall not be reimbursable to the Servicer from the Collection Account or netted by the Servicer out of funds it is required to deposit into the Collection Account.

SECTION 6.05 DUTIES AND RESPONSIBILITIES.

            The Servicer, on behalf of the Issuer, shall perform the obligation of the Issuer pursuant to Sections 2.06(c), 2.06(h)(ii) and 2.06(h)(x) of the Insurance Agreement.

                                   ARTICLE VII
                                   TERMINATION

SECTION 7.01 TERMINATION.

            Except as otherwise specifically set forth herein, the obligations and responsibilities of the Servicer shall terminate upon the earliest to occur of (1) the final payment or other liquidation of the Mortgage Loans and the disposition of all REO Properties and the remittance of all funds due hereunder with respect to such Mortgage Loans and REO Properties and (2) the satisfaction and discharge of the indebtedness evidenced by the Notes and the payment of all amounts due the Note Insurer under the Insurance Agreement and the termination of the Deposit Trust Agreement.

SECTION 7.02 APPOINTMENT AND TERM OF THE SERVICER.

            The Servicer hereby covenants and agrees to act as the Servicer under this Agreement for an initial term, commencing on the Closing Date and ending on February 29, 2000, which term may be extended by the Note Insurer for successive terms of three calendar months thereafter, until the termination of the Trust Fund pursuant to Article VII. Each such notice of extension (a "Servicer Renewal Notice"), if any, shall be delivered by the Note Insurer to the Indenture Trustee, the Depositor and the Servicer. The Servicer hereby agrees that, upon its receipt of any such Servicer Renewal Notice, the Servicer shall become bound for the duration of the term covered by such Servicer Renewal Notice to continue as the Servicer subject to and in accordance with the other provisions of this Agreement. The Servicer agrees that if as of the fifteenth
(15th) day prior to the last day of any term of the Servicer the Servicer shall not have received any Servicer Renewal Notice from the Note Insurer, the Servicer shall within five (5) days thereafter, give written notice of such non-receipt to the Note Insurer, the Indenture Trustee and the Depositor. The failure of the Note Insurer to deliver a Servicer Renewal Notice by the end of a calendar term shall result in the termination of the Servicer.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

SECTION 8.01 AMENDMENT.

            This Agreement may be amended from time to time by the Servicer, the Issuer and the Indenture Trustee, without the consent of any of the Noteholders but only with the prior written consent of the Note Insurer, (1) to cure any error or any ambiguity or to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or (2) to comply with the requirements of the Code; provided that in all such cases the Indenture Trustee shall have received written confirmation from each Rating Agency that any such modifications to this Agreement will not result in a qualification, reduction or withdrawal of the implied rating assigned to the Notes by such Rating Agency (without taking into account the Note Insurance Policy); provided, further, that in all such cases such action shall not, as evidenced by an Opinion of Counsel furnished by and at the expense of the party requesting such amendment, adversely affect in any material respect the interests of any Noteholder or the
Note Insurer.

            This Agreement may also be amended from time to time by the Servicer, the Issuer and the Indenture Trustee, with the consent of the Note Insurer and the Holders of Notes evidencing Voting Interests of the Notes affected thereby aggregating greater than 50%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Notes of such Notes; provided, however, that no such amendment shall (1) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or payments which are required to be deposited into the Note Account without the consent of all Noteholders or (2) reduce the aforesaid percentage of the Notes the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Notes then outstanding.

            Promptly after the execution of any such amendment or consent pursuant to the second preceding paragraph, the Indenture Trustee shall furnish written notification of the substance of such amendment to each Noteholder and an executed copy of such amendment to each Rating Agency, with a copy to each of the Underwriters.

            It shall not be necessary for the consent of Noteholders  under this
Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

            Prior to the execution of any amendment to this Agreement, the Indenture Trustee and the Note Insurer shall be entitled to receive and rely upon an Opinion of Counsel furnished by and at the expense of the party requesting such amendment stating that the execution of such amendment is authorized or permitted by this Agreement. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects the Indenture Trustee's own rights, duties or immunities under this Agreement,

SECTION 8.02 GOVERNING LAW.

            This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflict of laws principles and the application of the laws of any other jurisdiction), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 8.03 NOTICES.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Issuer, to Wilmington Trust Company at 1100 N. Market Street,
Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration; Reference Mortgage Lenders Network Home Equity Loan Trust 1999-2; Telecopy (302) 651-8882, with copies to the Indenture Trustee, as Manager, (b) in the case of the Servicer, at Mortgage Lenders Network USA, Inc., Middlesex Corporate Center, 11th Floor, 213 Court Street, Middletown, Connecticut 06457; Attention General Counsel, Telecopy (860) 344-5707; (c) in the case of the Indenture Trustee, at its Corporate Trust Office and at Norwest Bank Minnesota, National Association, as Indenture Trustee, 11000 Broken Land Parkway, MAC N2696-050 Columbia, Maryland 21044, Telecopy (410) 884-2360 Attention: Mortgage Lenders Network 1999-2; (d) in the case of the Note Insurer, Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022 Telecopy (212) 888-5278, Attention:
Structured Finance Group (Mortgage Lenders Network Home Equity Loan Trust 1999-2 Asset Backed Notes, Series 1999-2); (e) in the case of S&P, to Standard & Poor's, 55 Water Street, 41st Floor, New York 10004, Attention: Mortgage Surveillance Group; and (f) in the case of Moody's, to Moody's Investors Service Inc., Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10007, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party; and (g) in the case of the Underwriters, to the respective addresses specified in the Indenture. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at its address shown in the Note Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a best efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to deliver such notice or document to any such Rating Agency.

SECTION 8.04 SEVERABILITY OF PROVISIONS.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the rights of the Holders thereof.

SECTION 8.05 ASSIGNMENT.

            Notwithstanding anything to the contrary contained herein, except as provided in Sections 5.03 and 5.05, this Agreement may not be assigned by the Issuer or the Servicer without the prior written consent of the Note Insurer and the Holders of Notes evidencing not less than 66% of the Voting Interests of all Notes.

SECTION 8.06 THIRD PARTY BENEFICIARY, RATING.

            The Note Insurer is an intended third-party beneficiary of this Agreement. This Agreement shall be binding upon and inure to the benefit of the
Note Insurer;  provided that,  notwithstanding  the foregoing,  for so long as a
Note Insurer Default is continuing, the Noteholders shall succeed to the Note Insurer's rights hereunder. Without limiting the generality of the foregoing, all covenants and agreements in this Agreement that expressly confer rights upon the Note Insurer shall be for the benefit of and run directly to the Note Insurer, and the Note Insurer shall be entitled to rely on and enforce such covenants to the same extent as if it were a party to this Agreement.

SECTION 8.07 COUNTERPARTS.

            This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

SECTION 8.08 INTENTION OF THE PARTIES.

            It is the intention of the parties that the Issuer is conveying, and the Servicer is receiving, only a contract for servicing and administering the Mortgage Loans. Accordingly, the parties hereby acknowledge that the Indenture Trustee remains the sole and absolute record holder of the Mortgage Loans and all rights related thereto.

SECTION 8.09 WAIVERS AND MODIFICATIONS.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

SECTION 8.10 FURTHER AGREEMENTS.

            The Servicer and the Issuer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

SECTION 8.11 ATTORNEY-IN-FACT.

            The  Issuer   hereby   designates   the   Servicer   its  agent  and
attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Agreement or the Indenture.

SECTION 8.12 LIMITATION OF LIABILITY.

            It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

            IN WITNESS WHEREOF, the parties hereto have caused this Servicing Agreement to be duly executed by their respective officers, all as of the day and year first above written.

                                    MORTGAGE LENDERS NETWORK HOME EQUITY LOAN
                                    TRUST 1999-2, as Issuer
                                    By:  Wilmington Trust Company, not in its
                                         individual capacity, but solely as
                                         Owner Trustee


                                    By:
                                         -------------------------------------
                                                  Authorized Signatory


                                    MORTGAGE LENDERS NETWORK USA, INC.
                                    as Servicer

                                    By:
                                         -------------------------------------
                                         Name:
                                         Title:


                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION,
                                    as Indenture Trustee and not in its
                                    individual capacity


                                    By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                   Schedule I

                             Mortgage Loan Schedule

                                    EXHIBIT A


                    FORM OF ANNUAL STATEMENT AS TO COMPLIANCE

            The undersigned, __________________ (the "Servicer"), in its capacity as Servicer under that certain Servicing Agreement dated as of November 1, 1999 (the "Servicing Agreement") among Mortgage Lenders Network Home Equity Loan Trust 1999-2, as Issuer, Mortgage Lenders Network USA, Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Indenture Trustee, does hereby certify pursuant to Section 2.08 of the Servicing Agreement that as of the ____day of_____ , 199_:

            (a) review of the activities of the Servicer for the year ended December 31, 2000 and of its performance under the Servicing Agreement has been made under my supervision, and

            (b) to the best of my knowledge, based on such review, the Servicer has fulfilled all of its material obligations under the Servicing Agreement throughout such year.

            IN WITNESS WHEREOF, I have hereunto signed my name as of this ____ day of __________, ___.


                                         -------------------------------------
                                         Name:
                                         Title:

                                    EXHIBIT B


                  REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT



TO:   BankBoston, N.A.
      100 Federal Street
      Mail Stop 01-1B-06
      Boston, MA 02110
      Attention: Margaret Hurley

      RE: Servicing Agreement, dated as of November 1, 1999, among Mortgage Lenders Network Home Equity Loan Trust 1999-2 (the "Issuer"), Mortgage Lenders Network USA, Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Indenture Trustee (the "Servicing Agreement")


            In connection with the administration of the Mortgage Loans held by you as the Custodian, on behalf of the Indenture Trustee, we request the release and acknowledge receipt, of the Mortgage File [specify documents if only a partial Mortgage File is being released]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name and Address & Zip Code:


Mortgage Loan Number:


Reason for Requesting Documents (check one)

____  1.    Mortgage Loan Paid in Full. (The Servicer hereby  certifies that all amounts received in connection therewith have been deposited into the Collection Account as provided in the Servicing Agreement.)

____  2.    Mortgage Loan in Foreclosure.

____  3.    Substitution of Qualified Replacement Mortgage Loan

____  4.    Mortgage Loan  Liquidated by  _______________.  (The Servicer hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received.)

____  5.    Other (explain).  ____________________________

            If item 1, 3 or 4 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

            If item 2 or 5 above is checked, upon our return of all of the above documents to you as the Custodian or Indenture Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form:

            Capitalized terms used herein but not defined herein have the meanings ascribed to them in the Servicing Agreement.

                                     MORTGAGE LENDERS NETWORK USA,
                                     INC, AS SERVICER

                                     By:
                                         -------------------------------------
                                         Name:
                                         Title:
                                         Date:

Acknowledgment of Documents returned to the Custodian:

                                     BANKBOSTON, N.A.


                                     By:
                                         -------------------------------------
                                         Name:
                                         Title:
                                         Date:

                                    EXHIBIT C


                           POLICY AND PROCEDURE MANUAL


Section:    Loan Servicing Division               Date:
            Servicing Operations Department

Subject:    Sub-Prime Loan Fee Schedule


The following list summarizes the costs of our services:

Duplicate Satisfaction/Cancellation

Hazard Insurance Policy Substitution Fee (Mid-term)

Returned Check Fee (Automatically Assessed)

Amortization Schedule

Reinstatement Fee from Foreclosure

Fax Fee

Replacement of Coupon Book

Duplicate Annual Statement (each)

Copy of Documents, i.e., Note, Mortgage, etc. (pkg.)

Automatic Mortgage Payment (ACH)

*          Unless limited by regulation

Fees are subject to change without notice. It is the policy of MLN USA to require certified funds for a minimum of six (6) months when a check or autodraft (ACH) has been presented twice to a financial institution and it is not honored by that institution.

Fees for partial releases and other services may vary and will be quoted upon request.

                                    EXHIBIT D

                           Form of Liquidation Report

Customer Name:
Account Number:
Original Principal Balance:

1.    Type of Liquidation (REO disposition/charge-off/short pay-off)
      Date last paid
      Date of foreclosure
      Date of REO
      Date of REO Disposition
      Property Sale Price/Estimated Market Value of disposition

2.    Liquidation Proceeds                                   $____________

      Principal Prepayment                                   _____________
      Property Sale Proceeds                                 _____________
      Insurance Proceeds                                     _____________
      Other (itemize)                                        _____________

      Total Proceeds                                         $____________

3.    Liquidation Expenses

      Servicing Advances                                     $____________
      Delinquency Advances                                   _____________
      Monthly Advances                                       _____________
      Servicing Fees                                         _____________
      Other Servicing Compensation                           _____________

      Total Advances                                         $____________

4.    Net Liquidation Proceeds $                             $____________
      (Item 2 minus Item 3)

5.    Principal Balance of Mortgage Loan                     $____________

6.    Loss, if any (Item 5 minus Item 4)                     $____________

7.    Prepayment Charges                                     $____________

                                    EXHIBIT E

                         Form of Servicer Renewal Notice

Mortgage Lenders Network USA, Inc.
Middlesex Corporate Center, 11th Floor
213 Court Street
Middletown, CT 06457


      Re: Mortgage Lenders Network Home Equity Loan Trust 1999-2 Asset Backed Notes

Dear Ladies and Gentlemen:

            Reference is hereby made to the Servicing Agreement dated as of November 1, 1999 (the "Agreement") among Mortgage Lenders Network Home Equity Loan Trust 1999-2, as Issuer, Mortgage Lenders Network USA, Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Indenture Trustee. The Indenture Trustee has not received notification from Financial Security Assurance Inc., as the Note Insurer, that instructs the Indenture Trustee not to renew the term of Mortgage Lenders Network USA, Inc., as the Servicer under the Agreement. Therefore, pursuant to Section 7.02 of the Agreement, the Indenture Trustee hereby notifies Mortgage Lenders Network USA, Inc., that its term as Servicer has been extended for a successive three calendar month period beginning with the month of ________, ____.

                                   NORWEST BANK MINNESOTA, NATIONAL
                                   ASSOCIATION,
                                   as Indenture Trustee


                                   By:
                                         -------------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                               ---------------------------------

cc:   Financial Security Assurance Corporation
      350 Park Avenue
      New York, NY 10022
      Attn: Structured Finance Group (Mortgage Lenders Network Home Equity Loan Trust 1999-2 Asset Backed Notes, Series 1999-2)